As filed with the Securities and Exchange Commission on May 11, 2004
Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.

Gleacher Investment Corporation

(Exact name of Registrant as Specified in Charter)

660 Madison Avenue

New York, New York 10021
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 418-4200

Jeffrey H. Tepper

c/o Gleacher Investment Management LLC
660 Madison Avenue
New York, New York 10021
(Name and Address of Agent for Service)

Copies of information to:

Dhiya El-Saden, Esq. Barbara L. Becker, Esq. Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166 (212) 351-4000	George M. Silfen, Esq. Kenneth S. Gerstein, Esq. Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 (212) 756-2000	Meredith B. Cross, Esq. Martin E. Lybecker, Esq. Wilmer Cutler Pickering LLP 2445 M Street, N.W. Washington, DC 20037 (202) 663-6000

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐

      It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

      If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
	Amount Being	Offering Price	Aggregate	Registration
Title of Securities Being Registered	Registered(1)	Per Unit	Offering Price(1)(2)	Fee

Common Stock, $0.001 par value per share			$$500,000,000	$63,350

(1)	Includes the underwriters’ over-allotment option.

(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

CROSS REFERENCE SHEET

PART A—PROSPECTUS

Items in Part A of Form N-2	Location in Prospectus

Item 1. Outside Front Cover	Cover Page
Item 2. Cover Pages; Other Offering Information	Inside Front and Outside Back Cover
Item 3. Fee Table and Synopsis	Prospectus Summary
Item 4. Financial Highlights	Not Applicable
Item 5. Plan of Distribution	Cover Page; Prospectus Summary; Underwriting
Item 6. Selling Shareholders	Not Applicable
Item 7. Use of Proceeds	Prospectus Summary; Use of Proceeds
Item 8. General Description of the Registrant	Prospectus Summary; Business; Capitalization; Risk Factors; Discussion of Management’s Expected Operating Plans; Description of Our Capital Stock; Regulation; Dividends; Outstanding Securities; Determination of Net Asset Value
Item 9. Management	Management; Custodian, Transfer and Dividend Paying Agent and Registrar; Control Persons and Principal Holders of Securities
Item 10. Capital Stock, Long-Term Debt, and Other Securities	Dividends; Capitalization; Description of Our Capital Stock; Regulation; Dividend Reinvestment Plan; Shares Eligible for Future Sales; Outstanding Securities
Item 11. Defaults and Arrears on Senior Securities	Not Applicable
Item 12. Legal Proceedings	Business
Item 13. Table of Contents of the Statement of Additional Information	Not Applicable

Items in Part B of Form N-2*	Location in Prospectus

Item 14. Cover Page	Not Applicable
Item 15. Table of Contents	Not Applicable
Item 16. General Information and History	Not Applicable
Item 17. Investment Objective and Policies	Prospectus Summary; Business; Regulation
Item 18. Management	Prospectus Summary; Management; Certain Relationships and Related Transactions
Item 19. Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
Item 20. Investment Advisory and Other Services	Prospectus Summary; Management; Brokerage Allocation and Other Practices; Custodian and Transfer Agent and Dividend Paying Agent and Registrar
Item 21. Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
Item 22. Tax Status	Material U.S. Federal Income Tax Considerations
Item 23. Financial Statements	Report of Independent Auditors; Statement of Assets and Liabilities

PART C—OTHER INFORMATION

Items 24 – 33 have been answered in Part C of this registration statement.

*	Pursuant to the General Instructions of Form N-2, all information required by Part B: Statement of Additional Information has been incorporated into Part A: Prospectus in this registration statement.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Securities and Exchange Commission declares our registration statement effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated May 11, 2004

PROSPECTUS
[                ] Shares
Gleacher Investment Corporation
Common Stock

Gleacher Investment Corporation is a newly organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objectives are to generate both current income and capital appreciation. We seek to achieve our objectives primarily through investments in debt and equity securities of privately held middle-market companies. We expect these investments will be made primarily in mezzanine, senior debt and equity securities.

We will be managed by Gleacher Investment Management LLC. Gleacher Investment Administration LLC will provide certain administrative services necessary for us to operate.

We are newly organized, and thus our shares have no history of public trading. We intend to apply to list shares of our common stock on The Nasdaq National Market under the symbol “GICO”.

Investing in our common stock involves risks. See “Risk Factors” beginning on page 11.

Shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. These factors will increase the risk of loss for purchasers in this offering.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference.

Per
	Share		Total

Public offering price	$	[ ]	$	[ ]
Sales load	$	[ ]	$	[ ]
Proceeds, before expenses, to us(1)	$	[ ]	$	[ ]

(1)	We estimate that we will incur $[ ] in expenses in connection with this offering.

The underwriters will reserve up to [          ] shares of our common stock for sale, directly or indirectly, to our directors and employees and certain other parties related to our manager. The underwriters may also purchase up to an additional [          ] shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $[          ], and total proceeds, before expenses, will be $[          ].

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Delivery of the shares is expected on or about [          ], 2004.

LEHMAN BROTHERS

                        , 2004

      You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information or information different from that contained in this prospectus. You must not rely on any unauthorized information or representations. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is current only as of its date, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock.

      Until [                    ], 2004, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

PROSPECTUS SUMMARY

      This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us” and “our” refer to Gleacher Investment Corporation; “our manager” refers to Gleacher Investment Management LLC; “our administrator” refers to Gleacher Investment Administration LLC; “our management team” refers to the investment professionals of our manager; “Gleacher” or “Gleacher Partners” refers to Gleacher Partners LLC, an affiliated company of our manager, and its affiliates; “Gleacher Mezzanine Funds” refers to Gleacher Mezzanine Fund I, L.P. and Gleacher Mezzanine Fund P, L.P.; “Gleacher Mezzanine” refers to the mezzanine securities investment management businesses of Gleacher Partners currently conducted through the Gleacher Mezzanine Funds, and their affiliates; and “Gleacher Fund Advisors” refers to Gleacher Fund Advisors LP, an affiliated company of Gleacher Partners, and its affiliates.

Gleacher Investment Corporation

      Gleacher Investment Corporation is a newly organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objectives are to generate both current income and capital appreciation. We seek to achieve our objectives primarily through investments in debt and equity securities of privately held middle-market companies, which we define as those with approximately $25 million to $500 million of annual revenues or approximately $5 million to $50 million of annual operating earnings. We expect these investments will generally range in size from $10 million to $50 million and will be made primarily in mezzanine, senior debt and equity securities. Mezzanine securities are typically subordinated debt securities or preferred stock that are issued in negotiated private placements and which are often issued with related warrants, options or other equity securities.

      We intend to make investments in privately held middle-market companies that require capital for growth, acquisitions, leveraged buyouts or recapitalizations. In many cases, we expect to make mezzanine and senior debt investments in connection with financial sponsor-related transactions. In addition, we expect to frequently co-invest with financial sponsors in equity securities. We believe investing in a mix of mezzanine, senior debt and equity securities of privately held middle-market companies can create opportunities for significant current returns and capital gains and potentially reduce the risk of principal loss.

      Applicable law, in general, requires us to invest 70% of our assets in privately held U.S. companies, thinly traded U.S. public companies, certain high-quality debt, cash and cash equivalents. In accordance with applicable law, which permits us to invest up to 30% of our assets in certain non-qualifying securities, we may invest up to 30% of our assets in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in private investment funds, high-yield bonds, distressed debt, bridge loans, private equity or securities of public companies that are not thinly traded. Initially, we expect to invest a significant majority of the non-qualifying portion of our assets in private investment funds, whose investments include securities of public and private companies and other financial instruments. Over time, however, the focus of this non-qualifying portion may shift to investments in other securities or other types of private investment vehicles, such as private equity funds.

      Until we identify investments in qualifying securities that meet our investment objectives and appropriate non-qualifying securities, we will invest the net proceeds of this offering in cash, cash equivalents and certain high-quality debt. We anticipate that, depending on market conditions, it may take us approximately two years to invest at least 70% of our assets in mezzanine, senior debt and equity securities of privately held middle-market companies in accordance with our investment objectives. We anticipate that it will take significantly less time to invest up to 30% of our assets in opportunistic investments and expect a significant majority of such portion of our assets to be invested in specific investments within 90 days of the completion of this offering.

      Gleacher Investment Management LLC will serve as our manager. Our manager was formed by Gleacher Partners and will be led by members of the management teams of Gleacher Partners and affiliated investment management companies.

About Gleacher Partners

      Gleacher Partners is a private investment and advisory firm whose businesses include investment management activities focused on certain alternative investment products, including mezzanine securities and portfolios of private investment funds, and strategic advisory services to corporations across the world, principally related to mergers and acquisitions, restructurings, strategic alliances and financings. Gleacher Partners was founded in 1990 by Eric J. Gleacher, who previously headed the Mergers and Acquisitions department of Lehman Brothers and Global Mergers and Acquisitions at Morgan Stanley. Mr. Gleacher and the senior executive officers of Gleacher Investment Corporation, Emil W. Henry, Jr. and Jeffrey H. Tepper, have worked together since 1987, including tenures at Morgan Stanley and, currently, at Gleacher Partners. Gleacher Partners has offices in New York; London; Greenwich, Connecticut; Atlanta, Georgia; and Hong Kong.

Investment Management Activities

      Gleacher Partners has been an active investor in mezzanine securities since 1996. In 2001, Gleacher Partners and the Gleacher Mezzanine investment management team, led by Elliott H. Jones and including Phillip Krall, Mary Price Gay and Craig Pisani, formed Gleacher Mezzanine Fund I, L.P. and Gleacher Mezzanine Fund P, L.P., private investment funds with total commitments of $300 million. Well-respected institutional investors, including public pension funds and substantial financial institutions, have committed capital to the Gleacher Mezzanine Funds.

      In 2002, Gleacher Partners founded Gleacher Fund Advisors for the purpose of managing diversified portfolios of private investment funds, seeking to provide advantageous risk-adjusted returns through active portfolio management. Gleacher Fund Advisors currently manages in excess of $200 million of assets across a number of portfolios of private investment funds. Gleacher Fund Advisors currently manages capital for a broad range of investors, including a Fortune 100 ERISA plan, endowments, foundations, sophisticated high-net-worth investors and prominent family offices.

Strategic Advisory Services

      Gleacher Partners’ success is grounded on several fundamental principles that differentiate it from its competition. The firm’s managing directors are committed to personally providing comprehensive strategic advice to clients who value their creativity, effectiveness and integrity. These senior professionals bring a unique perspective to all of their assignments, having run or founded large and successful businesses themselves, served on numerous boards of directors and run departments at a number of other Wall Street firms. Gleacher Partners has advised clients on over $150 billion of mergers and acquisitions transactions and distinguishes itself by providing focused, senior-level attention in the most complex and challenging situations.

      The firm brings to bear global transactional expertise and strong relationships within the U.S., European and Asian corporate, private equity and lending communities. As a private firm controlled by its managing directors, Gleacher Partners executes all assignments with the utmost level of discretion and independence. By focusing on providing strategic advisory services, the firm avoids the traditional conflicts of interest that often accompany underwriting and trading operations.

Our Manager

      The activities of our manager will be overseen by Emil W. Henry, Jr., Chairman of the Board of Gleacher Investment Corporation, and Jeffrey H. Tepper, President and Chief Executive Officer of Gleacher Investment Corporation, who have a combined 34 years of investment banking and investing experience. Messrs. Henry and Tepper, together with Gleacher Partners’ dedicated investment management professionals, will initially comprise our management team.

      We expect to benefit from our management team’s experience in sourcing, evaluating, structuring, documenting, monitoring and, ultimately, disposing of investments. The mezzanine investing industry and other middle-market financing industries are highly specialized and our management team has substantial experience within such industries. This experience has allowed our management team to develop relationships with many sources of investment opportunities in mezzanine, senior debt and equity securities. Our management team has had significant experience managing Gleacher-affiliated funds and we believe that our manager will benefit from the combined resources and abilities of Gleacher’s investment and advisory professionals and the industry, management and financing relationships and expertise developed by Gleacher Partners over the past 14 years.

      Our management team includes the investment management professionals of Gleacher Mezzanine and, for investments in certain private investment funds, Gleacher Fund Advisors. Gleacher Mezzanine and Gleacher Fund Advisors are led by Elliott H. Jones and Bruce D. Ruehl, respectively. Mr. Jones, who currently serves as Managing Partner of Gleacher Mezzanine, has had a long and successful history in the mezzanine investing industry, as well as the senior debt, high-yield debt and private equity investing industries. This experience includes 22 years at The Chase Manhattan Bank where he established the bank’s subordinated debt principal and placement group. Currently, Mr. Jones leads a team that includes three other Managing Directors of Gleacher Mezzanine, including Phillip Krall, Mary Price Gay and Craig Pisani. This team has worked together at Gleacher Partners since 1996 and has managed the Gleacher Mezzanine Funds since May 2001. Mr. Ruehl, currently President and Chief Investment Officer of Gleacher Fund Advisors, was previously at Tremont Advisors, where he was a Director, Executive Vice President and Chief Investment Strategist and Chairman of its Investment Committee.

      Gleacher-affiliated investment vehicles may have investment strategies that overlap with our investment strategy. Gleacher plans to co-invest certain other vehicles with us from time to time to the extent consistent with applicable law and regulation. Following the end of the commitment periods of each of the Gleacher Mezzanine Funds in May 2006, we will become Gleacher’s primary vehicle for making mezzanine investments. Although the Gleacher Mezzanine Funds will not make new investments after May 2006, certain ongoing portfolio monitoring and reporting activities will continue to be conducted by Gleacher for such entities.

Market Opportunity

      We intend to focus primarily on investments in privately held U.S. middle-market companies. We believe that this target market is attractive for several reasons, including:

•	The middle-market is a large and growing market segment in the United States. There are currently approximately 75,000 companies in the U.S. with annual revenues between $25 and $500 million as compared to approximately 36,000 in 1992.

•	Middle-market companies have faced increasing difficulty raising debt through the capital markets. While many middle-market companies formerly were able to raise funds by issuing high-yield securities, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of such increasing difficulty, the number of high-yield offerings in amounts of less than $100 million has declined from approximately 125 in 1993 to 11 in 2003. In addition, the high-yield market experiences significant inflows and outflows of funds that can shift demand for new high-yield securities, at times creating an environment that is difficult for even the strongest potential issuers. This market volatility makes it difficult for companies to gain certainty that high-yield financing will be available to them when they require it. In addition, high-yield issuers are often required to subsequently register their securities with the SEC, thereby subjecting them to costs and disclosure requirements that can be avoided with private mezzanine securities.

•	Commercial lenders have altered their approach to middle-market lending. We believe some banks have adopted a more risk-averse approach to lending that has resulted in tightened credit standards. We believe this trend has reduced the financial options and the amount of capital available to middle-market companies from traditional commercial lenders. In addition, the availability of capital to middle-market companies has been reduced by the consolidation of commercial banks throughout the U.S. Between 1993 and 2003, the number of FDIC-insured financial institutions decreased from approximately 13,200 to approximately 9,200. Further, we believe regional banks—which have historically constituted the primary source of capital for middle-market companies—have increasingly focused on asset-supported senior financing, while larger banks have increasingly focused on larger, more liquid offerings. We believe this development has created an opportunity for non-bank lenders, such as business development companies, to provide middle-market companies with more flexible forms of financing, such as mezzanine debt and senior debt.

•	There is a large pool of uninvested private equity capital likely to seek senior debt and mezzanine capital to support private investments. We expect that private equity funds will be active investors in middle-market companies and that these funds will seek to leverage their investments by combining their capital with senior debt and/or mezzanine capital from other sources. Industry sources suggest that as of early 2004, private equity funds had invested an average of just 45% of their available capital and that such funds had between $100 billion and $125 billion of committed capital available for investment. We believe that if such capital were invested, it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buyout volume. We believe that, when pursuing a private investment, private equity funds generally seek to package their equity investments together with senior debt and/or mezzanine capital, which should provide opportunities for us to provide capital. The amount of senior debt and mezzanine capital available for middle-market transactions is limited in relation to the amount of private equity capital available for middle-market transactions.

Competitive Strengths

      We believe that we have the following competitive strengths in providing capital to middle-market companies:

Investing Expertise

      Our manager’s four most senior debt and equity investment professionals, Messrs. Jones, Krall and Pisani and Ms. Gay, have over 70 years of combined experience investing in mezzanine, senior debt and equity securities. These transactions have encompassed a broad range of industries and investment structures and occurred throughout a variety of economic cycles. The mezzanine industry is a specialized, niche business within the leveraged finance industry, and our manager’s thorough understanding of all aspects of the mezzanine business will be critical to our ability to successfully source, evaluate, structure, monitor and, ultimately, dispose our portfolio of investments. Our management team’s experience in investing in numerous senior debt and equity transactions, in addition to mezzanine transactions, gives it the ability to understand the perspective of each party to a leveraged transaction and allows it to constructively solve problems as they arise. We currently anticipate that additional investment professionals with complementary strengths will be added to our manager in the near term.

Established Investment Procedures and Professional Working Relationships

      The senior members of our management team who are debt and equity investment professionals have been working together since 1996. In addition, our management team and other professionals of Gleacher Partners are co-located in Gleacher Partners’ offices and have successfully worked together since 1996. During this time, the members of our management team have established proven investing and operating procedures, which they continue to apply, refine and build upon. Further, we expect that our management team will draw upon the combined resources and abilities of Gleacher Partners’ other investment and advisory professionals and the industry, management and financing relationships and expertise developed by Gleacher Partners over the past 14 years.

Broad and Proprietary Middle-Market Sourcing Network

      During their more than 70 years of combined investing experience, our manager’s four most senior debt and equity investment professionals have developed relationships with numerous private equity firms and investment intermediaries that are substantial sources of mezzanine, senior debt and equity investment opportunities. The senior members of our manager believe that they have had an opportunity to review a significant percentage of the mezzanine transactions completed within the industry over the past several years. Before the closing of the Gleacher Mezzanine Funds, the senior members of our manager developed substantial expertise in sourcing and structuring senior debt and equity of middle-market companies. We believe that the established reputation of the members of our management team in the middle-market financing community and the extensive network of relationships of all of Gleacher Partners’ investment and advisory professionals could improve our ability to begin investing in mezzanine, senior debt and equity securities immediately. Since the closing of the Gleacher Mezzanine Funds in May 2001, Gleacher Mezzanine has evaluated approximately $6 billion of mezzanine investment opportunities, spanning over 300 transactions and 100 financial sponsors across the U.S.

Disciplined and Proven Investment Philosophy

      The four most senior debt and equity investment professionals of our manager have developed a framework, or “investment philosophy,” which they use to evaluate potential investments. The process used by our management team to evaluate a potential investment begins with an assessment of the business risks of the company. Factors such as market leadership, product obsolescence, customer concentration, cyclicality and seasonality are assessed. Our manager believes, that in order to constitute acceptable investment opportunities, companies with high business risk should have low financial risk. Significant importance is placed on management’s skill set and its ability to execute the business plan and achieve expected financial results. After the business and financial risks are assessed, our management team’s evaluation focuses on the financial structure and appropriate return.

Versatile Transaction Structuring

      We believe that our management team’s broad and significant experience in middle-market investing will enable our manager to identify, assess and structure investments that accommodate the unique needs of each prospective portfolio company. We expect to consider a combination of securities in a transaction to meet the prospective portfolio company’s specific objectives, which we believe will offer the prospective portfolio company significant balance sheet flexibility. In addition, we will not be subject to many of the regulatory limitations that govern traditional lending institutions, such as banks.

Flexibility versus Private Mezzanine Funds

      We believe that our flexibility to make investments of any duration will be beneficial to our stockholders. Generally, private equity and venture capital funds that invest in mezzanine-type securities stipulate that the capital committed to these funds can be invested only once and must be returned to investors, together with any capital gains on such invested funds, within a pre-agreed time period. In addition, these private investment funds’ investment objectives often stipulate that such funds can only make mezzanine investments. These provisions limit the funds’ abilities to invest both in transactions with short durations, such as one-year bridge loans, and transactions with long durations that would go beyond the term of the fund, as well as stand-alone senior debt and equity securities. In addition to causing these funds to forgo certain opportunities, these restrictions often influence the timing of exits from investments for private investment funds, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies.

Lack of Conflicts with Private Equity Firms

      Neither we nor our manager intend to undertake control buyouts or compete with financial sponsor firms for control investments. As a result, we believe that our transaction flow could potentially be more robust because our financial sponsor client base may not be reluctant to present us with proprietary and new transactions. Gleacher Partners has developed a network of numerous financial sponsors across the U.S., including approximately 100 that have approached its professionals with mezzanine investment opportunities since the closing of the Gleacher Mezzanine Funds in May 2001. We believe that this will provide us with a competitive advantage over business development companies that are controlled or managed by financial sponsor firms.

Operating and Regulatory Structure

      Our investment activities will be supervised by our board of directors, a majority of whom are independent of our manager and its affiliates. Our manager is a newly formed investment adviser that has applied to be registered as such under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” Under our investment advisory and management agreement, we will agree to pay our manager an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment Advisory and Management Agreement.”

      While we are permitted to issue senior securities, such as debt or preferred stock, to finance investments, our ability to do so will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance our investments using debt; however, we do not expect to incur significant indebtedness to finance our investments until the proceeds of this offering have been substantially invested. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a “RIC,” under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

      Our principal executive offices are located at 660 Madison Avenue, New York, New York 10021, and our telephone number is (212) 418-4200.

The Offering

Common stock offered by us	[ ] shares, excluding [ ] shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to [ ] shares of common stock for sale, directly or indirectly, to our directors and employees and certain other parties related to our manager.

Common stock to be outstanding after this offering	[ ] shares, excluding [ ] shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We plan to invest the net proceeds of this offering in accordance with our investment objectives described in this prospectus. We seek to achieve our objectives primarily through investments in debt and equity securities of privately held middle-market companies. We expect these investments will be made primarily in mezzanine, senior debt and equity securities. Applicable law, in general, requires us to invest 70% of our assets in privately held U.S. companies, thinly traded U.S. public companies, certain high-quality debt, cash and cash equivalents. In accordance with applicable law, which permits us to invest up to 30% of our assets in certain non-qualifying securities, we may invest up to 30% of our assets in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in private investment funds, high-yield bonds, distressed debt, bridge loans, private equity or securities of public companies that are not thinly traded. Initially, we expect to invest a significant majority of the non-qualifying portion of our assets in private investment funds, whose investments include securities of public and private companies and other financial instruments. Over time, however, the focus of this non-qualifying portion may shift to investments in other securities or other types of private investment vehicles, such as private equity funds. Until we identify investments in qualifying securities that meet our investment objectives and appropriate non-qualifying securities, we will invest the net proceeds of this offering in cash, cash equivalents and certain high-quality debt. We anticipate that, depending on market conditions, it may take us approximately two years to invest at least 70% of our assets in mezzanine, senior debt and equity securities of privately held middle-market companies in accordance with our investment objectives. We anticipate that it will take significantly less time to invest up to 30% of our assets in opportunistic investments and expect a significant majority of such portion of our assets to be invested in specific investments within 90 days of the completion of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes. See “Use of Proceeds.”

Dividends	We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.

Taxation	We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. See “Dividends” and “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We intend to implement a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Proposed listing	We intend to apply to have our common stock approved for quotation on The Nasdaq National Market under the symbol “GICO”.

Risk factors	See “Risk Factors” beginning on page 11 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Management arrangements	Gleacher Investment Management LLC will serve as our manager. Gleacher Investment Administration LLC will serve as our administrator. For a description of our manager, our administrator, Gleacher Partners and our contractual arrangements with these companies, see “Discussion of Management’s Expected Operating Plans—Contractual Arrangements” and “Regulation.”

Available information	After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or “SEC.” This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

Fees and Expenses

      The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gleacher Investment Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gleacher Investment Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	[ ]%	(1)
Offering expenses borne by us (as a percentage of offering price)	[ ]%	(2)
Dividend reinvestment plan fees	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	[ ]%

Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.00%	(4)
Incentive fees payable under investment advisory and management agreement	None	(5)
Interest payments on borrowed funds	None	(6)
Other expenses	[ ]%	(7)

Total annual expenses	[ ]%

(1)	The underwriting discounts and commissions with respect to shares sold in this offering comprise a one-time fee, which is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $[ ].

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	Our manager’s management fee is calculated on our gross assets. See “Management—Investment Advisory and Management Agreement” and footnote 5 below.

(5)	Based on our current business plan, we expect to fully invest the net proceeds from this offering within approximately two years after completion of the offering. Initially, we expect we will not have any capital gains and only a small amount of interest income that is not likely to exceed the quarterly hurdle rate described below. As a result, we do not anticipate paying any incentive fees during the first year after completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch-up” provision, measured as of the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that has been accrued but not yet received in cash. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 4 above). The second part of the incentive fee will equal 20% of our realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, and will be payable at the end of each calendar year commencing on December 31, 2004. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement—Management Fee.”

(6)	We have not decided whether, and to what extent, we will finance our investments using debt; however, we do not expect to incur significant indebtedness to finance our investments until the proceeds of this offering have been substantially invested. In the future, we may seek to enter into an agreement on what we believe to be customary market terms; however, we cannot assure you that we will be able to do so. Assuming we borrow funds for investment purposes in an amount equal to [ ]% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is [ ]%, our total annual expenses (estimated) would be as follows:

Management fees	2.00%
Incentive fees payable under the investment advisory and management agreement	[ ]%
Interest payments on borrowed funds	[ ]%
Other expenses	[ ]%

Total annual expenses	[ ]%

(7)	Includes non-recurring estimated organizational expenses of $[ ], and our overhead expenses including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement. See “Management—Administration Agreement.”

Example

      The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred during various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no indebtedness and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year		3 Years		5 Years		10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	[ ]	$	[ ]	$	[ ]	$	[ ]

      While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

      This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

      You should carefully consider the risks described below before making an investment decision. Our business, financial condition or results of operations could be harmed by any of these risks. Similarly, these risks could cause the market price of our common stock to decline and you might lose all or part of your investment. Our forward-looking statements in this prospectus are subject to the following risks and uncertainties. Our actual results could differ materially from those anticipated by our forward-looking statements as a result of the risk factors below. The risks described below are not the only ones facing our company. Additional risks not presently known to us or that we currently deem immaterial might also impair our business operations.

Risks Related to Our Business and Investments

We are a new company with no operating history, and we might not be able to operate our business or implement our operating policies and strategies successfully, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

      We were incorporated in Maryland in April 2004 and have not yet commenced investment operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our operating policies and strategies as described in this prospectus, it could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We have not identified any specific investments meeting our investment objectives in which to invest the net proceeds of this offering, and we may be unable to invest a significant portion of such net proceeds on acceptable terms or at all, which could harm our financial condition and operating results.

      As of the date of this prospectus, we have not identified any specific mezzanine, senior debt or equity investments meeting our investment objectives in which to invest the net proceeds of this offering. As a result, you will not be able to evaluate the manner in which we invest or the economic merits of any mezzanine, senior debt or equity investments that we make with the net proceeds of this offering prior to your purchase of shares in this offering. Moreover, delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any mezzanine, senior debt or equity securities in privately held middle-market companies that meet our investment objectives or that any mezzanine, senior debt or equity investments that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms or at all, which could harm our financial condition and operating results.

Pending our identification and acquisition of investments meeting our investment objectives, we will invest the net proceeds of this offering primarily in cash, cash equivalents and certain high-quality debt, which may produce returns that are less than the management fees we accrue to our manager. Thus, the initial return on your investment may be lower than when our portfolio is fully invested in securities meeting our investment objectives.

      Until we identify investments in qualifying securities that meet our investment objectives and appropriate non-qualifying securities, we will invest the net proceeds of this offering in cash, cash equivalents and certain high-quality debt, which may produce returns that are less than the management fee we accrue to our manager. We anticipate that, depending on market conditions, it may take us approximately two years to invest at least 70% of our assets in mezzanine, senior debt and equity securities of privately held middle-market companies in accordance with our investment objectives. As a result, we may experience net losses during this period and may not be able to pay any dividends during this period or, if we are able to do so, any such dividends may be substantially lower than the dividends that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives. During this period, we also expect making investments in other types of securities, including private investment funds, which are subject to additional risks.

We operate in a highly competitive market for investment opportunities with competitors who may have greater resources, a lower cost of capital and the ability to lend money to middle-market companies at rates lower than those that we will offer. This may cause us to lose investment opportunities or cause us to lend on less favorable terms, and, as a result, the value of the shares you purchase or the amount of any dividends you receive may decline.

      A number of entities will compete with us to make the types of investments that we plan to make in middle-market companies. We will compete with public investment funds, including other business development companies that invest in mezzanine, senior debt and equity securities of privately held middle-market companies, private investment funds, commercial and investment banks, commercial financing companies and insurance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. See “Regulation.” The competitive pressures that we face may have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, the credit quality of investment opportunities available to us may decline and we may not be able to identify and make investments that are consistent with our investment objectives.

      We expect not to seek to compete solely based on the interest rates we will offer to prospective portfolio companies. However, we believe some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structures and such lost opportunities can affect our ability to fully invest our capital. If we match our competitors’ pricing, terms and structures, we may experience decreased net interest income and increased risk of credit loss, and the value of the shares you purchase or the amount of any dividends you receive may decline.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. Because such valuations are inherently uncertain, the prices at which we are able to dispose of these holdings may differ from the recorded fair value.

      A significant percentage of our portfolio investments (other than our short-term cash investments) may be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value in accordance with procedures adopted in good faith by our board of directors. However, we may, on a more frequent basis, value our securities to reflect significant events affecting the value of our securities. Our board of directors may retain an independent valuation firm to aid it on a selective basis in making certain fair value determinations. The types of factors that may be considered in determining the fair value of an investment can include our cost of the investment, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its operating statistics, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow analyses and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than our determined fair value. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments might prevent us from disposing of them at opportune times and prices, which may cause us to suffer a loss and/or reduce our distributions to our stockholders.

      We will primarily make investments in privately held companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have or one of our affiliates has material non-public information regarding such portfolio company. If we are unable to sell our assets at opportune times, we might suffer a loss and/or reduce our distributions to our stockholders.

Investing in privately held companies may be riskier than investing in publicly traded companies due to the lack of available public information, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

      We will invest primarily in privately held companies, which may be subject to higher risk than investments in publicly traded companies due to the lack of available public information. Generally, little public information exists about these companies, and we will be required to rely on the ability of our management team to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose some or all of the money we invest in these companies. These factors could subject us to greater risk than investments in publicly traded companies and negatively affect our investment returns, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our investments in mezzanine securities and in foreign securities may involve significant risks.

      Our investment strategy contemplates potential investments primarily in mezzanine, senior debt and equity securities of privately held middle-market companies. Mezzanine securities are typically not rated by any rating agency, but our manager believes that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). Indebtedness of below-investment-grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Our mezzanine investments may result in a high level of risk and volatility or loss of principal.

      A portion of our assets may be invested in foreign companies or U.S. companies with significant foreign operations. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

We may not realize gains from our investments.

      When we invest in mezzanine and senior debt securities, we may acquire warrants or other equity securities as well. We may also invest directly in various equity securities. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive or invest in may not appreciate in value and, in fact, may decline in value. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it would be advantageous to resell. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We may experience fluctuations in our quarterly results.

      We could experience fluctuations in our quarterly operating results due to a number of factors, including changes in the fair values of our portfolio investments, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

      We expect to structure the debt investments in our portfolio companies to include customary business and financial covenants placing affirmative and negative obligations on the operation of each company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our investments in middle-market companies are inherently risky due to the nature and operations of companies of this size, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

      Investment in middle-market companies involves a number of significant risks, including the following:

•	These companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investments.

•	Middle-market companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

•	Middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a middle-market company.

•	Middle-market companies generally have less predictable operating results, may from time to time be parties to material litigation and may require substantial additional capital to support their operations, finance expansion or maintain their competitive positions. It may be difficult for middle-market companies to access the capital markets to meet future needs for capital.

•	Middle-market companies may cease to be treated as privately held companies for purposes of the regulatory restrictions applicable to us, in which case we may not be able to invest additional amounts in them.

      The occurrence of any of the above risks could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Economic downturns could impair our access to capital and our portfolio companies’ operations and abilities to satisfy obligations to their respective lenders, including us, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

      Many of our portfolio companies may be susceptible to economic downturns and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in decisions by lenders not to extend credit to us. These events could prevent us from making additional investments and harm our operating results.

      A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on the assets securing such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our portfolio companies may incur obligations that rank equally with, or senior to, our investments in such companies. As a result, the holders of such obligations may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

      We intend to invest primarily in mezzanine, senior debt and equity securities issued by privately held companies. Our portfolio companies usually will have, or may be permitted to incur, other obligations that rank equally with, or senior to, the securities in which we invest. By their terms, such other securities may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in the relevant portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying investors that are more senior than us, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of other securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other investors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

      Generally, our board of directors will have the authority to modify or waive our current operating policies and our principal investment strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

      We anticipate making many minority investments; therefore, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we issue senior securities, such as debt or preferred stock, or otherwise borrow funds, we will be exposed to additional risks, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

      Certain risks apply to borrowings and the issuance of senior securities, including the following:

•	We will be exposed to increased risk of loss if we borrow funds or issue senior securities to raise cash to make investments. A decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not do so.

•	Our ability to pay dividends would be restricted by law if our asset coverage ratio for our borrowing and senior securities were less than 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

•	It is likely that any senior securities we may issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We, and indirectly our stockholders, will bear the cost of borrowings and issuing and servicing senior securities, resulting in increased expenses that could decrease our investment return.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

      The occurrence of any of these risks could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be exposed to risks associated with changes in interest rates which could negatively impact our performance.

      General interest rate fluctuations may have a substantial negative impact on our investments, the performance of our portfolio companies and their cost of capital and our investment opportunities and, accordingly, may have a material adverse effect on our ability to achieve our investment objectives. In addition, an increase in interest rates would make it more expensive to use debt or other senior securities to finance our investments.

We may be unable to obtain a credit facility on terms that are acceptable to us, which could inhibit the growth of our business and adversely affect our performance.

      In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of the sum of “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax exempt interest, if any, to our stockholders on an annual basis. Accordingly, such earnings will not be available to fund additional investments. Therefore, we may need to raise additional capital, which we may finance in part through a credit facility. We may not be able to obtain a credit facility on terms that we find acceptable, if at all. The unavailability of funds from commercial banks or other sources on favorable terms could inhibit the growth of our business and have a material adverse effect on our performance.

Our portfolio investments may be concentrated in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

      While we aim to have a broad mix of investments in portfolio companies, our investments, at any time, may be concentrated in a limited number of companies. A consequence of this concentration is that the aggregate returns we seek to realize may be adversely affected if a small number of our investments perform poorly or if we need to write down the value of any one such investment. Beyond the applicable federal income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. These factors could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We are a different vehicle from any other Gleacher-affiliated fund.

      Our investment strategies will differ from those of other funds (including the Gleacher Mezzanine Funds) that are or have been managed by Gleacher and its affiliates. INVESTORS IN GLEACHER INVESTMENT CORPORATION ARE NOT ACQUIRING ANY INTEREST IN GLEACHER OR IN ANY OTHER GLEACHER-AFFILIATED FUND. We can provide no assurance that we will replicate the historical or future performance of the Gleacher Mezzanine Funds or other Gleacher-affiliated funds, and we caution you that our investment returns may be substantially lower than the returns achieved by those funds.

Investments in private investment funds would generally pose additional risks to your investment.

      Applicable law permits us to invest up to 30% of our assets in certain non-qualifying securities. Initially, we expect to invest a significant majority of the non-qualifying portion of our assets in private investment funds. These investments will be affected by the investment policies and decisions of the investment manager of each private investment fund. The investment managers of these funds can pursue a variety of investment strategies employing various types of investment practices and techniques, which may be speculative. These managers may invest in a wide range of securities and instruments. Accordingly, the net asset value of the interests of the private investment funds, and, as a result, our net asset value, will fluctuate in response to, among other things, various market and economic factors related to the markets and the instruments in which the private investment funds invest and the financial condition and prospects of issuers in which the private investment funds invest. Certain other risks apply to investments in private investment funds, including the following:

•	Private investment funds are typically not registered. Therefore, we, as an investor in a private investment fund, will not have the benefit of the protections afforded by the 1940 Act.

•	Private investment funds typically engage in a variety of derivative, short-sale and other speculative transactions. Many of these transactions create “leverage” which can have the effect of materially increasing a fund’s exposure to a potential risk of loss. These transactions can thus cause a material decrease in our net asset value.

•	Private investment funds can be non-diversified, which increases their investment risks.

•	We are dependent on the information provided to us by the private investment funds and we may have little or no means of independently verifying this information. There is a risk that inaccurate valuations provided by the private investment funds could adversely affect the value of our shares. In addition, we may not be able to ascertain whether the private investment funds are adhering to their disclosed investment strategies.

•	We may make additional investments in, or effect withdrawals from, private investment funds only at certain specified times. There is a risk that we may not be able to withdraw our investment in a private investment fund promptly after making a decision to do so, which may result in a loss and adversely affect our investment return.

•	Our investments in private investment funds may not have properly weighted risk allocations across a wide spectrum of private investment fund sectors and styles.

•	We may indemnify private investment funds and their portfolio managers.

We face other risks which will vary based on the types of securities that we hold directly or indirectly through private investment funds in the “non-qualifying” portion of our portfolio.

      As indicated earlier, the “non-qualifying” portion of our portfolio may include opportunistic investments in private investment funds, high-yield bonds, distressed debt, bridge loans, private equity or other securities of public companies. Direct investments in these securities pose additional risks to our portfolio. Furthermore, we are also indirectly subject to the risks posed by the underlying securities and instruments, many of which are publicly traded, held by private investment funds. Below is a brief summary of various risks posed by a wide range of securities or instruments that may be held by us directly or by our private investment funds.

•	Equity Securities. Common stock, preferred stock and convertible securities of U.S. and foreign issuers fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Small and middle-market capitalization stocks can be even more volatile in price than the larger capitalization stocks. Foreign securities are subject to additional risks.

•	Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations and are subject to price volatility due to factors such as interest rate sensitivity, market perception of creditworthiness, general market liquidity, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment. Higher-yielding, lower-rated debt securities are more speculative in terms of their ability to make interest and/or principal payments than higher-rated securities.

•	Distressed Securities. Investments in financially troubled companies, including companies involved in bankruptcy or reorganization proceedings, involve significant financial and business risks that can result in substantial or even total loss of investment.

•	Derivatives. Derivatives are securities and other instruments whose value is based on the performance of an underlying asset, index, interest rate, currency or other investment. These investments may include options, futures contracts, swaps and structured notes, among others. Certain derivatives can be especially volatile and involve various risks, depending upon the derivative and its function in a portfolio. We, or the private investment funds that we may invest in, may also “leverage” by using derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage directly or indirectly in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that private investment funds borrow funds, the rates at which they can borrow may affect our operating results.

•	Short Sales. Short sales involve selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. This technique allows an investor to profit from a decline in market price of the securities sold short to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase.

Risks Related to Our Manager

Our manager and our management team have no experience managing a business development company and we cannot assure you that their past experience will be sufficient to manage our company as a business development company.

      The 1940 Act imposes numerous complex constraints on the operations of business development companies. For example, business development companies are, in general, required to invest at least 70% of their total assets in securities of privately held U.S. companies, thinly traded U.S. public companies, certain high-quality debt, cash and cash equivalents. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or could force us to pay unexpected taxes and penalties. The lack of experience of our manager and its senior management in managing a portfolio of assets under such regulatory constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives. In addition, even though our manager will be led by senior investment professionals who intend to apply their past experience with the philosophy and techniques used in private fund investing, our investment strategies will differ in some respects from those of other private funds that are or have been managed by these investment professionals. Further, our investors are not acquiring an interest in other funds managed by affiliates of our manager. The historical performance of our manager’s affiliates is not indicative of the results that our company will achieve, and you should not rely upon such historical performance in purchasing our common stock.

Our future success is dependent upon the members of our management team and the loss of any of them could severely and detrimentally affect our operations.

      We will depend on the diligence, experience, skill and network of business contacts of our management team. We will also depend, to a significant extent, on the information and deal flow generated by our management team in the course of their investment and portfolio management activities. Our management team will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of our management team. The departure of any of the senior members of our management team could have a material adverse effect on our ability to achieve our investment objectives. In addition, we can offer no assurance that our manager will remain our manager. The loss of any member of our management team could severely and detrimentally affect our operations.

Potential conflicts of interest could negatively impact our investment returns and the value of your investment.

      Potential conflicts of interest could negatively impact our investment returns and the value of your investment. The senior members of our management team currently serve or may serve as officers, directors or principals of affiliates of Gleacher entities, some of which operate in the same or a related line of business as we do. Accordingly, the senior members of our management team may have obligations to investors in those entities, the fulfillment of which might be inconsistent with our or our stockholders’ best interests. While our investment objectives are different from those of other Gleacher-affiliated funds (other than the Gleacher Mezzanine Funds), such other funds, including new investment vehicles not yet established, may from time to time have overlapping investment objectives with our objectives and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. As a result, our manager may face conflicts in the allocation of investment opportunities to other Gleacher-affiliated funds. If those conflicts occur, our manager will endeavor to allocate investment opportunities in a fair and equitable manner. To the extent consistent with applicable law and regulation, other Gleacher-affiliated funds may participate in many of our investment opportunities. Until the end of their commitment periods in May 2006, and as long as they have available capital, the Gleacher Mezzanine Funds will co-invest with us in all mezzanine investments and equity investments related to such mezzanine investments (unless legally or contractually prohibited from making a specific investment). Certain other Gleacher-affiliated funds may co-invest with us at such time as our investment strategies overlap and we have available capital. Following the end of the commitment periods of each of the Gleacher Mezzanine Funds in May 2006, we will become Gleacher’s primary vehicle for making mezzanine investments. Although the Gleacher Mezzanine Funds will not make new investments after May 2006, certain ongoing portfolio monitoring and reporting activities will continue to be conducted by Gleacher for such entities. Any co-investment participation in mezzanine investments and equity investments related to such mezzanine investments and certain other transactions with other funds affiliated with our manager will be subject to compliance with detailed board-adopted procedures, which, among other things, will require advance approval by our independent board members, the receipt of which, if sought, cannot be assured. As a result, it may take longer for our proceeds of this offering to be substantially invested than if we did not have other Gleacher-affiliated funds participating in any of our investment opportunities. As of [     ], 2004, the Gleacher Mezzanine Funds have aggregate uncommitted funds of $[     ], net of fees.

      Further, although our chief financial officer and chief compliance officer will have primary duties and responsibilities to us, they may also perform duties for other entities affiliated with our manager.

We will pay our manager a base management fee calculated based upon our gross assets, which may lead our manager to cause us to incur more debt than is prudent in order to maximize its compensation. This could negatively impact our investment returns and the value of your investment.

      We will pay our manager a quarterly base management fee calculated at an annual rate of 2.00% of our gross assets. This fee is based upon our gross assets and as a result, our manager may have the incentive to cause us to incur more debt than is prudent in order to increase our gross assets, resulting in a larger base management fee. Our manager’s incentive to increase our leverage may be enhanced during the approximately two years that it will take us to fully invest the proceeds of this offering in investments that meet our investment objectives. As a result of any leverage, we would be exposed to increased risk of loss, bear the increased cost of issuing and servicing any senior securities and be subject to any additional covenant restrictions imposed in an indenture or by the applicable lender, which could negatively impact our business and results of operation.

We will pay our manager incentive compensation based on our portfolio’s performance. This arrangement may lead our manager to recommend riskier or more speculative investments in an effort to maximize its incentive compensation.

      The way in which the incentive fee payable to our manager is determined may encourage our manager to recommend riskier or more speculative investments and to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our stockholders, including investors in this offering. In addition, our manager will receive the incentive fee based, in part, upon realized net capital gains on our investments. Unlike the portion of the incentive fee based on pre-incentive fee net investment income, there is no hurdle rate applicable to the portion of the incentive fee based on realized net capital gains. As a result, our manager may have a tendency to invest more in investments that are likely to result in capital gains as compared to income-producing securities. In addition, key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if our manager focuses exclusively or disproportionately on maximizing its income. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses.

      The incentive fee payable by us to our manager also may create an incentive for our manager to invest in securities that have deferred interest features. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until future years or maturity of the investment. Our pre-incentive fee net investment income used to calculate a part of the incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee could by based on income that we have not yet received in cash. In such cases, we may have to sell assets, possibly at disadvantageous times, in order to pay incentive fees.

We may be obligated to pay our manager incentive compensation even if we incur a loss.

      Pursuant to the investment advisory and management agreement, our manager will be entitled to receive incentive compensation for each calendar quarter based on our pre-incentive fee net investment income, subject to a hurdle rate, for that quarter. The investment advisory and management agreement will further provide that our pre-incentive fee net investment income for incentive compensation purposes excludes capital losses that we may incur in the calendar quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our manager an incentive fee for a calendar quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Investments in private investment funds may lead to multiple levels of fees and expenses.

      Although in many cases investor access to the private investment funds may be limited or unavailable, an investor who meets the conditions imposed by a private investment fund may be able to invest directly with the private investment fund. To the extent that you invest in private investment funds, by investing in such funds indirectly through us, you will bear asset-based or performance-based fees through us, in addition to any asset-based fees and performance-based fees and allocations at the private investment fund level. Moreover, an investor in us bears a proportionate share of the fees and expenses incurred by us (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses and administrative fees) and, indirectly, certain similar expenses of the private investment funds. Thus, an investor in us may be subject to higher operating expenses than if he or she invested in a private investment fund directly.

      Each private investment fund generally will be subject to a performance-based fee or allocation, irrespective of the performance of other private investment funds and our performance generally. Accordingly, a portfolio manager with positive performance may receive performance-based compensation from the corresponding private investment fund, and thus indirectly from us and our stockholders, even if our overall performance is negative. The performance-based compensation received by a portfolio manager also may create an incentive for that portfolio manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the portfolio manager without independent oversight.

Our management team will render services to other investors and will offer managerial assistance to our portfolio companies, which could reduce the amount of time and effort that they devote to us, which could negatively impact our performance.

      Our investment advisory and management agreement will not restrict the right of our manager, its affiliates or any persons working on our behalf, to carry on their respective businesses, including the rendering of advice to others regarding the purchase of securities that would meet our investment objectives. Members of our management team will have responsibilities in connection with their roles as officers, directors or principals of affiliates of other investment funds, which are also affiliated with our manager. Our management team may also be called upon to provide managerial assistance to our portfolio companies. The ability of these parties to engage in these other business activities, including managing assets for third parties, could reduce the time and effort they spend managing our portfolio, which could negatively impact our performance.

Our manager’s liability will be limited under the investment advisory and management agreement, and we will agree to indemnify our manager against certain liabilities, which may lead our manager to act in a riskier manner on our behalf than it would when acting for its own account.

      Our manager has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our manager’s advice or recommendations. The investment advisory and management agreement will provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our manager and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the investment advisory and management agreement or otherwise as our manager. These protections may lead our manager to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Legal and Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

      To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter and 90% of our gross income (including our share of the gross income of any partnership in which we invest) for each taxable year must be derived from certain sources. Failure to otherwise meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income. If we are unable to pay required distributions, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

      For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the purchase of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

      That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

      Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax exempt interest to our stockholders on an annual basis, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

      Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous and result in unfavorable prices.

      We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at prices below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of our company and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

      In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to securitize our loan portfolio successfully could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Changes in laws or regulations governing our operations and those of our portfolio companies, our manager or its affiliates may adversely affect our business.

      We, our portfolio companies, our manager and its affiliates will be subject to regulation by laws and regulations at the local, state and federal level. New legislation may be enacted into law or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us, our manager and our stockholders, potentially with retroactive effect.

Risks Related to This Offering

We are subject to market discount risk.

      As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end management investment companies frequently trade at a discount to their net asset value, which discount often fluctuates over time. Our shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering because net asset value will be reduced immediately following the initial offering by a [          ]% sales load charge and organizational and selling expenses paid by us. Therefore, our shares of common stock may be more appropriate for long-term investors than for investors with shorter investment horizons and should not be treated as trading vehicles.

We have not established a minimum distribution payment level and we cannot assure you of our ability to make distributions to our stockholders in the future.

      We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to make distributions might be harmed by, among other things, the risk factors described in this prospectus. In addition, the asset coverage test applicable to us as a business development company can limit our ability to make distributions. All distributions will be made at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time. We cannot assure you of our ability to make distributions to our stockholders in the future.

Investing in our shares may involve an above-average degree of risk, which may cause you to lose some or all of your investment.

      The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options, volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive. Additionally, the investments we make with the portion of our assets that is not restricted by the 1940 Act can be in higher risk investments. Therefore, an investment in our shares may not be suitable for someone with a low tolerance for risk. Our shares may be suitable for an investor who can tolerate the risk of a substantial loss of principal and negative returns.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

      In the future, we may attempt to increase our capital resources by making additional offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock. Upon the liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

A regular trading market for our common stock might not develop, which would harm the liquidity and value of our common stock.

      There is no established trading market for our common stock. We intend to apply to have our common stock approved for quotation on The Nasdaq National Market under the symbol “GICO.” However, we cannot assure you that regular trading of our common stock will develop on that exchange or elsewhere or, if developed, that any such market will be sustained. Accordingly, we cannot assure you of:

•	the liquidity of any trading market for our common stock;

•	the ability of our stockholders to sell their shares of our common stock; or

•	the prices that our stockholders may obtain for their shares of our common stock.

The market price and trading volume of our common stock may be volatile following this offering, and you may be unable to resell your shares at or above the initial public offering price.

      Even if an active trading market develops for our common stock after this offering, the market price of our common stock may be highly volatile and subject to wide fluctuations. In addition, the trading volume in our common stock may fluctuate and cause significant price variations to occur. If the market price of our common stock declines significantly, you may be unable to resell your shares at or above the initial public offering price. We cannot assure you that the market price of our common stock will not fluctuate or decline significantly in the future. Some of the factors that could negatively affect our stock price or result in fluctuations in the price or trading volume of our common stock include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	actual or anticipated variations in our quarterly operating results or distributions;

•	changes in market valuations of similar companies;

•	changes in the value of our portfolio of investments;

•	adverse market reaction to any increased indebtedness we incur in the future;

•	additions or departures of key management personnel;

•	actions by institutional investors who hold our common stock;

•	loss of RIC status;

•	speculation in the press or investment community; and

•	general market and economic conditions.

Broad market fluctuations and failure to meet market expectations could harm the market price of our common stock.

      The stock market has experienced extreme price and volume fluctuations that have affected the market prices of the stock of many companies in industries similar or related to ours and that have been unrelated to these companies’ operating performances. These broad market fluctuations could reduce the market price of our common stock. Furthermore, our operating results and prospects may be below the expectations of public market analysts and investors or may be lower than those of companies with comparable market capitalizations, which could harm the market price of our common stock.

We may allocate the net proceeds from this offering to investments with which you may not agree.

      We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in investments with which you may not agree or for purposes other than those contemplated at the time of the offering. Our goal is to allocate investments in compliance with the 1940 Act and, if such rules and regulations change, we will adjust our investment allocations accordingly.

Shares of our common stock eligible for future sale may harm our share price.

      We cannot predict the effect, if any, of future sales of shares of our common stock, or the availability of shares for future sales, on the market price of our common stock. Sales of substantial amounts of these shares of our common stock, or the perception that these sales could occur, may harm prevailing market prices for our common stock.

Investors in this offering will suffer immediate dilution upon the closing of this offering.

      We expect the initial public offering price of our shares to be higher than the book value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in this offering will pay a price per share that exceeds the tangible book value per share after this offering.

Certain provisions of Maryland law and our charter and bylaws could hinder, delay or prevent a change in control of our company.

      Certain provisions of Maryland law, our charter and our bylaws have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change in control of our company. We expect that our charter or bylaws will include the following provisions:

Classified Board of Directors. Our board of directors will be divided into three classes with staggered terms of office of three years each. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. The classification and staggered terms of office of our directors will make it more difficult for a third party to gain control of our board of directors. At least two annual meetings of stockholders, instead of one, generally would be required to effect a change in a majority of the board of directors.

Removal of Directors. Under our charter, as it will be amended prior to the offering, subject to the rights of one or more classes or series of preferred stock to elect one or more directors, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of all votes entitled to be cast by our stockholders generally in the election of directors.

Number of Directors, Board Vacancies, Term of Office. Under certain amendments to our bylaws which will become effective at such time as a class of our equity securities is registered under the Securities Exchange Act of 1934, as amended, or the “Exchange Act” (which will occur upon completion of this offering), we will elect to be subject to certain provisions of Maryland law which vest in the board of directors the exclusive right to determine the number of directors and the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board even if the remaining directors do not constitute a quorum. These provisions of Maryland law, which are applicable even if other provisions of Maryland law or the charter or bylaws provide to the contrary, also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, rather than the next annual meeting of stockholders as would otherwise be the case, and until his or her successor is elected and qualified.

Limitation on Stockholder-Requested Special Meetings. Our bylaws will provide that our stockholders have the right to call a special meeting only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast by the stockholders at such meeting.

Advance Notice Provisions for Stockholder Nominations and Proposals. Our bylaws will require advance written notice for stockholders to nominate persons for election as directors at, or to bring other business before, any meeting of stockholders. This bylaw provision will limit the ability of stockholders to make nominations of persons for election as directors or to introduce other proposals unless we are notified in a timely manner prior to the meeting.

Exclusive Authority of Our Board to Amend the Bylaws. Our charter and bylaws will provide that our board of directors will have the exclusive power to adopt, alter or repeal any provision of the bylaws or to make new bylaws. Thus, our stockholders may not effect any changes to our bylaws.

Preferred Stock. Under our charter, our board of directors will have authority to issue preferred stock from time to time in one or more series and to establish the terms, preferences and rights of any such series of preferred stock, all without approval of our stockholders.

Duties of Directors with Respect to Unsolicited Takeovers. Maryland law provides protection for Maryland corporations against unsolicited takeovers by limiting, among other things, the duties of the directors in unsolicited takeover situations. The duties of directors of Maryland corporations do not require them to (1) accept, recommend or respond to any proposal by a person seeking to acquire control of the corporation, (2) authorize the corporation to redeem any rights under, or modify or render inapplicable, any stockholders rights plan, (3) make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act or (4) act or fail to act solely because of the effect of the act or failure to act may have on an acquisition or potential acquisition of control of the corporation or the amount or type of consideration that may be offered or paid to the stockholders in an acquisition. Moreover, under Maryland law the acts of the directors of a Maryland corporation relating to or affecting an acquisition or potential acquisition of control are not subject to any higher duty or greater scrutiny than are applied to any other acts of a director. Maryland law also contains a statutory presumption that an act of a director of a Maryland corporation satisfies the applicable standards of conduct for directors under Maryland law.

Maryland Business Combination Act. The Maryland Business Combination Act provides that unless exempted, a Maryland corporation may not engage in business combinations, including mergers, dispositions of 10% or more of its assets, certain issuances of shares of stock and other specified transactions, with an “interested stockholder” or an affiliate of an interested stockholder for five years after the most recent date on which the interested stockholder became an interested stockholder, and thereafter unless specified criteria are met. An interested stockholder is generally a person owning or controlling, directly or indirectly, 10% or more of the voting power of the outstanding stock of a Maryland corporation. Our board of directors will adopt a resolution exempting business combinations between our company and any other person from this statute, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. However, our board of directors may repeal or modify this resolution, or otherwise refuse to approve a business combination, in which case the provisions of the Maryland Business Combination Act will be applicable to any business combination between our company and any other person.

Maryland Control Share Acquisition Act. Maryland law provides that “control shares” of a corporation acquired in a “control share acquisition” shall have no voting rights except to the extent approved by a vote of two-thirds of the votes eligible to be cast on the matter under the Maryland Control Share Acquisition Act. “Control shares” means shares of stock that, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of the voting power: one-tenth or more but less than one-third, one-third or more but less than a majority or a majority or more of all voting power. A “control share acquisition” means the acquisition of control shares, subject to certain exceptions. If voting rights of control shares acquired in a control share acquisition are not approved at a stockholders’ meeting, then subject to certain conditions and limitations, the issuer may redeem any or all of the control shares for fair value. If voting rights of such control shares are approved at a stockholders’ meeting and the acquiror becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights. Our bylaws will contain a provision exempting acquisitions of our shares from the Maryland Control Share Acquisition Act. There can be no assurance that our board of directors will not in the future amend our bylaws to repeal or modify this exemption. However, we will amend our bylaws to repeal this exemption only if the board of directors determines that it would be in our best interests based upon our determination that our being subject to the Maryland Control Share Acquisition Act does not conflict with the 1940 Act.

The war with Iraq, terrorist attacks and other acts of violence or war may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

      The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Furthermore, terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses. Such attacks and armed conflicts in the U.S. or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States. Losses resulting from terrorist events are generally uninsurable.

FORWARD-LOOKING STATEMENTS

      The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Information included in this prospectus (as well as information included in oral statements or other written statements made by us) may contain statements that are forward-looking, such as statements relating to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	our ability to make investments consistent with our investment objectives;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies; and

•	our pace of investment.

      When used in this prospectus, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on these forward-looking statements. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this prospectus are reasonable, we may be unable to achieve these plans, intentions or expectations. We disclose important factors that could cause our actual results to differ materially from our expectations under “Risk Factors” and elsewhere in this prospectus. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

      We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

Overview

      We were incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we are, in general, required to invest at least 70% of our total assets in “qualifying assets,” which, generally, include securities of privately held U.S. companies, thinly traded public U.S. companies, certain high-quality debt, cash and cash equivalents. We must also make available significant managerial assistance to certain of these issuers. This offering will significantly increase our capital resources.

Revenues

      We plan to generate revenue in the form of interest payable on the debt securities that we hold, and capital gains and dividends, if any, on warrants and other equity interests that we may acquire from portfolio companies and from other investments, such as private investment funds. We currently expect our investments in mezzanine securities generally to have terms of five to nine years and to bear interest at either a fixed or floating rate. We currently expect our senior debt securities generally to have terms of three to eight years. Interest on debt securities will be payable generally quarterly or semi-annually, with the amortization of principal, if any, generally being deferred for several years from the date of the initial investment. In some cases, we may receive additional securities in lieu of cash interest. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

      Our primary operating expenses will include the payment of management and administrative fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our management fee will compensate our manager for its work in identifying, evaluating, negotiating, closing and monitoring our investments. Our administration fee will reimburse our administrator for providing services and facilities necessary to conduct our operations. See “Management—Investment Advisory and Management Agreement,” and “—Administration Agreement.” In addition, we will bear all other costs and expenses of our operations and transactions, including those relating to the following:

•	the organization of the company;

•	the initial offering of our common stock;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	expenses incurred by us or our manager payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs, in monitoring our investments and in performing due diligence on our prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	subsequent offerings of our common stock or other securities;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	costs of board and stockholders meetings;

•	the fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums;

•	direct costs and expenses of administration, including auditor and legal costs; and

•	all other expenses incurred by us or our administrator in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer, chief compliance officer and other officers, if any, and their respective staffs.

      To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. We will bear any costs incurred in entering into such contracts or in settling them. There is no requirement that we enter into any hedging arrangements and there is no assurance that any hedging strategy we may employ will be successful.

Financial Condition, Liquidity and Capital Resources

      Immediately after this offering, we expect to have cash resources in excess of $[          ] million and no indebtedness. This amount does not take into account the exercise of the over-allotment option. See “Use of Proceeds.” We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of our assets in certain high-quality debt. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We have not decided whether, and to what extent, we will finance our investments using debt; however, we do not expect to incur significant indebtedness to finance our investments until the proceeds of this offering have been substantially invested. In the future, we may seek to enter into an agreement on what we believe to be customary market terms; however, we cannot assure you that we will be able to do so. In the future, we may also securitize a portion of our investments in mezzanine or senior debt securities or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

Contractual Arrangements

      We intend to enter into the following contracts under which we will have material future rights and/or commitments:

•	The investment advisory and management agreement, pursuant to which our manager will agree to serve as our manager. Payments under the investment advisory and management agreement in future periods will be equal to (a) a percentage of the value of our gross assets and (b) an incentive fee based on our performance.

•	The administration agreement, pursuant to which our administrator will agree to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. Payments under the administration agreement will be equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the administration agreement, including, but not limited to, rent, technology systems, insurance and the costs of our chief financial officer, chief compliance officer and other officers, if any, and their respective staffs.

•	A license agreement with Gleacher, pursuant to which Gleacher will agree to grant us a non-exclusive, royalty-free license to use the name “Gleacher.”

      See “Management—Investment Advisory and Management Agreement,” “—Administration Agreement” and “—License Agreement.” Each of these contracts may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

USE OF PROCEEDS

      We estimate that the net proceeds we will receive from the sale of [          ] shares of our common stock in this offering will be approximately $[          ] million (or $[          ] million if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $[          ] per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $[          ] payable by us.

      We plan to invest the net proceeds of this offering in accordance with our investment objectives described in this prospectus. We seek to achieve our objectives primarily through investments in debt and equity securities of privately held middle-market companies. We expect these investments will be made primarily in mezzanine, senior debt and equity securities. Applicable law, in general, requires us to invest 70% of our assets in privately held U.S. companies, thinly traded U.S. public companies, certain high-quality debt, cash and cash equivalents. In accordance with applicable law, which permits us to invest up to 30% of our assets in certain non-qualifying securities, we may invest up to 30% of our assets in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in private investment funds, high-yield bonds, distressed debt, bridge loans, private equity or securities of public companies that are not thinly traded. Initially, we expect to invest a significant majority of the non-qualifying portion of our assets in private investment funds, whose investments include securities of public and private companies and other financial instruments. Over time, however, the focus of this non-qualifying portion may shift to investments in other securities or other types of private investment vehicles, such as private equity funds.

      Until we identify investments in qualifying securities that meet our investment objectives and appropriate non-qualifying securities, we will invest the net proceeds of this offering in cash, cash equivalents and certain high-quality debt. We anticipate that, depending on market conditions, it may take us approximately two years to invest at least 70% of our assets in mezzanine, senior debt and equity securities of privately held middle-market companies in accordance with our investment objectives. We anticipate that it will take significantly less time to invest up to 30% of our assets in opportunistic investments and expect a significant majority of such portion of our assets to be invested in specific investments within 90 days of the completion of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes.

DIVIDENDS

      We intend to pay quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

      To maintain our RIC status, we must distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

      Although we currently intend to distribute realized net capital gains (i.e., realized net long-term capital gains in excess of realized short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution. In such event, the consequences of our retention of realized net capital gains are as described under “Material U.S. Federal Income Tax Considerations.”

      We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

      We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan to receive cash dividends. See “Dividend Reinvestment Plan.” For tax consequences associated with the dividend reinvestment plan, see “Material U.S. Federal Income Tax Considerations.”

CAPITALIZATION

      The following table sets forth:

•	our actual capitalization at [ ], 2004; and

•	our capitalization as adjusted to reflect the receipt of the net proceeds of the sale of our common stock in this offering at an assumed public offering price of $[ ] per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us.

      The as adjusted column does not include the exercise of the underwriters’ over-allotment option of [          ] shares. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

As of [ ], 2004

	Actual		As Adjusted

(Amounts in thousands)
Assets:
Cash	$	[ ]	$	[ ]
Total assets	$	[ ]	$	[ ]

Stockholders’ equity:
Common stock, par value $0.001 per share; [ ] shares authorized, [ ] shares outstanding, actual; [ ] shares outstanding, as adjusted	$	[ ]	$	[ ]
Capital in excess of par value	$	[ ]	$	[ ]
Total stockholders’ equity	$	[ ]	$	[ ]

BUSINESS

Gleacher Investment Corporation

      Gleacher Investment Corporation is a newly organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the 1940 Act. Our investment objectives are to generate both current income and capital appreciation. We seek to achieve our objectives primarily through investments in debt and equity securities of privately held middle-market companies, which we define as those with approximately $25 million to $500 million of annual revenues or approximately $5 million to $50 million of annual operating earnings. We expect these investments will generally range in size from $10 million to $50 million and will be made primarily in mezzanine, senior debt and equity securities. Mezzanine securities are typically subordinated debt securities or preferred stock that are issued in negotiated private placements and which are often issued with related warrants, options or other equity securities.

      We intend to make investments in privately held middle-market companies that require capital for growth, acquisitions, leveraged buyouts or recapitalizations. In many cases, we expect to make mezzanine and senior debt investments in connection with financial sponsor-related transactions. In addition, we expect to frequently co-invest with financial sponsors in equity securities. We believe investing in a mix of mezzanine, senior debt and equity securities of privately held middle-market companies can create opportunities for significant current returns and capital gains and potentially reduce the risk of principal loss.

      Applicable law, in general, requires us to invest 70% of our assets in privately held U.S. companies, thinly traded U.S. public companies, certain high-quality debt, cash and cash equivalents. In accordance with applicable law, which permits us to invest up to 30% of our assets in certain non-qualifying securities, we may invest up to 30% of our assets in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in private investment funds, high-yield bonds, distressed debt, bridge loans, private equity or securities of public companies that are not thinly traded. Initially, we expect to invest a significant majority of the non-qualifying portion of our assets in private investment funds, whose investments include securities of public and private companies and other financial instruments. Over time, however, the focus of this non-qualifying portion may shift to investments in other securities or other types of private investment vehicles, such as private equity funds.

      Until we identify investments in qualifying securities that meet our investment objectives and appropriate non-qualifying securities, we will invest the net proceeds of this offering in cash, cash equivalents and certain high-quality debt. We anticipate that, depending on market conditions, it may take us approximately two years to invest at least 70% of our assets in mezzanine, senior debt and equity securities of privately held middle-market companies in accordance with our investment objectives. We anticipate that it will take significantly less time to invest up to 30% of our assets in opportunistic investments and expect a significant majority of such portion of our assets to be invested in specific investments within 90 days of the completion of this offering.

      Gleacher Investment Management LLC will serve as our manager. Our manager was formed by Gleacher Partners and will be led by members of the management teams of Gleacher Partners and affiliated investment management companies.

About Gleacher Partners

      Gleacher Partners is a private investment and advisory firm whose businesses include investment management activities focused on certain alternative investment products, including mezzanine securities and portfolios of private investment funds, and strategic advisory services to corporations across the world, principally related to mergers and acquisitions, restructurings, strategic alliances and financings. Gleacher Partners was founded in 1990 by Eric J. Gleacher, who previously headed the Mergers and Acquisitions department of Lehman Brothers and Global Mergers and Acquisitions at Morgan Stanley. Mr. Gleacher and the senior executive officers of Gleacher Investment Corporation, Emil W. Henry, Jr. and Jeffrey H. Tepper, have worked together since 1987, including tenures at Morgan Stanley and, currently, at Gleacher Partners.

Gleacher Partners has offices in New York; London; Greenwich, Connecticut; Atlanta, Georgia; and Hong Kong.

Investment Management Activities

      Gleacher Partners has been an active investor in mezzanine securities since 1996. In 2001, Gleacher Partners and the Gleacher Mezzanine investment management team, led by Elliott H. Jones and including Phillip Krall, Mary Price Gay and Craig Pisani, formed Gleacher Mezzanine Fund I, L.P. and Gleacher Mezzanine Fund P, L.P., private investment funds with total commitments of $300 million. Well-respected institutional investors, including public pension funds and substantial financial institutions, have committed capital to the Gleacher Mezzanine Funds.

      In 2002, Gleacher Partners founded Gleacher Fund Advisors for the purpose of managing diversified portfolios of private investment funds, seeking to provide advantageous risk-adjusted returns through active portfolio management. Gleacher Fund Advisors currently manages in excess of $200 million of assets across a number of portfolios of private investment funds. Gleacher Fund Advisors currently manages capital for a broad range of investors, including a Fortune 100 ERISA plan, endowments, foundations, sophisticated high-net-worth investors and prominent family offices.

Strategic Advisory Services

      Gleacher Partners’ success is grounded on several fundamental principles that differentiate it from its competition. The firm’s managing directors are committed to personally providing comprehensive strategic advice to clients who value their creativity, effectiveness and integrity. These senior professionals bring a unique perspective to all of their assignments, having run or founded large and successful businesses themselves, served on numerous boards of directors and run departments at a number of other Wall Street firms. Gleacher Partners has advised clients on over $150 billion of mergers and acquisitions transactions and distinguishes itself by providing focused, senior-level attention in the most complex and challenging situations.

      The firm brings to bear global transactional expertise and strong relationships within the U.S., European and Asian corporate, private equity and lending communities. As a private firm controlled by its managing directors, Gleacher Partners executes all assignments with the utmost level of discretion and independence. By focusing on providing strategic advisory services, the firm avoids the traditional conflicts of interest that often accompany underwriting and trading operations.

Our Manager

      The activities of our manager will be overseen by Emil W. Henry, Jr., Chairman of the Board of Gleacher Investment Corporation, and Jeffrey H. Tepper, President and Chief Executive Officer of Gleacher Investment Corporation, who have a combined 34 years of investment banking and investing experience. Messrs. Henry and Tepper, together with Gleacher Partners’ dedicated investment management professionals, will initially comprise our management team.

      We expect to benefit from our management team’s experience in sourcing, evaluating, structuring, documenting, monitoring and, ultimately, disposing of investments. The mezzanine investing industry and other middle-market financing industries are highly specialized and our management team has substantial experience within such industries. This experience has allowed our management team to develop relationships with many sources of investment opportunities in mezzanine, senior debt and equity securities. Our management team has had significant experience managing Gleacher-affiliated funds and we believe that our manager will benefit from the combined resources and abilities of Gleacher’s investment and advisory professionals and the industry, management and financing relationships and expertise developed by Gleacher Partners over the past 14 years.

      Our management team includes the investment management professionals of Gleacher Mezzanine and, for investments in certain private investment funds, Gleacher Fund Advisors. Gleacher Mezzanine and

Gleacher Fund Advisors are led by Elliott H. Jones and Bruce D. Ruehl, respectively. Mr. Jones, who currently serves as Managing Partner of Gleacher Mezzanine, has had a long and successful history in the mezzanine investing industry, as well as the senior debt, high-yield debt and private equity investing industries. This experience includes 22 years at The Chase Manhattan Bank where he established the bank’s subordinated debt principal and placement group. Currently, Mr. Jones leads a team that includes three other Managing Directors of Gleacher Mezzanine, including Phillip Krall, Mary Price Gay and Craig Pisani. This team has worked together at Gleacher Partners since 1996 and has managed the Gleacher Mezzanine Funds since May 2001. Mr. Ruehl, currently President and Chief Investment Officer of Gleacher Fund Advisors, was previously at Tremont Advisors, where he was a Director, Executive Vice President and Chief Investment Strategist and Chairman of its Investment Committee.

      Gleacher-affiliated investment vehicles may have investment strategies that overlap with our investment strategy. Gleacher plans to co-invest certain other vehicles with us from time to time to the extent consistent with applicable law and regulation. Following the end of the commitment periods of each of the Gleacher Mezzanine Funds in May 2006, we will become Gleacher’s primary vehicle for making mezzanine investments. Although the Gleacher Mezzanine Funds will not make new investments after May 2006, certain ongoing portfolio monitoring and reporting activities will continue to be conducted by Gleacher for such entities.

Market Opportunity

      We intend to focus primarily on investments in privately held U.S. middle-market companies. We believe that this target market is attractive for several reasons, including:

•	The middle-market is a large and growing market segment in the United States. There are currently approximately 75,000 companies in the U.S. with annual revenues between $25 and $500 million as compared to approximately 36,000 in 1992.

•	Middle-market companies have faced increasing difficulty raising debt through the capital markets. While many middle-market companies formerly were able to raise funds by issuing high-yield securities, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of such increasing difficulty, the number of high-yield offerings in amounts of less than $100 million has declined from approximately 125 in 1993 to 11 in 2003. In addition, the high-yield market experiences significant inflows and outflows of funds that can shift demand for new high-yield securities, at times creating an environment that is difficult for even the strongest potential issuers. This market volatility makes it difficult for companies to gain certainty that high-yield financing will be available to them when they require it. In addition, high-yield issuers are often required to subsequently register their securities with the SEC, thereby subjecting them to costs and disclosure requirements that can be avoided with private mezzanine securities.

•	Commercial lenders have altered their approach to middle-market lending. We believe some banks have adopted a more risk-averse approach to lending that has resulted in tightened credit standards. We believe this trend has reduced the financial options and the amount of capital available to middle-market companies from traditional commercial lenders. In addition, the availability of capital to middle-market companies has been reduced by the consolidation of commercial banks throughout the U.S. Between 1993 and 2003, the number of FDIC-insured financial institutions decreased from approximately 13,200 to approximately 9,200. Further, we believe regional banks—which have historically constituted the primary source of capital for middle-market companies—have increasingly focused on asset-supported senior financing, while larger banks have increasingly focused on larger, more liquid offerings. We believe this development has created an opportunity for non-bank lenders, such as business development companies, to provide middle-market companies with more flexible forms of financing, such as mezzanine debt and senior debt.

•	There is a large pool of uninvested private equity capital likely to seek senior debt and mezzanine capital to support private investments. We expect that private equity funds will be active investors in middle-market companies and that these funds will seek to leverage their investments by combining their capital with senior debt and/or mezzanine capital from other sources. Industry sources suggest that as of early 2004, private equity funds had invested an average of just 45% of their available capital and that such funds had between $100 billion and $125 billion of committed capital available for investment. We believe that if such capital were invested, it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buyout volume. We believe that, when pursuing a private investment, private equity funds generally seek to package their equity investments together with senior debt and/or mezzanine capital, which should provide opportunities for us to provide capital. The amount of senior debt and mezzanine capital available for middle-market transactions is limited in relation to the amount of private equity capital available for middle-market transactions.

Competitive Strengths

      We believe that we have the following competitive strengths in providing capital to middle-market companies:

Investing Expertise

      Our manager’s four most senior debt and equity investment professionals, Messrs. Jones, Krall and Pisani and Ms. Gay, have over 70 years of combined experience investing in mezzanine, senior debt and equity securities. These transactions have encompassed a broad range of industries and investment structures and occurred throughout a variety of economic cycles. The mezzanine industry is a specialized, niche business within the leveraged finance industry, and our manager’s thorough understanding of all aspects of the mezzanine business will be critical to our ability to successfully source, evaluate, structure, monitor and, ultimately, dispose our portfolio of investments. Our management team’s experience in investing in numerous senior debt and equity transactions, in addition to mezzanine transactions, gives it the ability to understand the perspective of each party to a leveraged transaction and allows it to constructively solve problems as they arise. We currently anticipate that additional investment professionals with complementary strengths will be added to our manager in the near term.

Established Investment Procedures and Professional Working Relationships

      The senior members of our management team who are debt and equity investment professionals have been working together since 1996. In addition, our management team and other professionals of Gleacher Partners are co-located in Gleacher Partners’ offices and have successfully worked together since 1996. During this time, the members of our management team have established proven investing and operating procedures, which they continue to apply, refine and build upon. Further, we expect that our management team will draw upon the combined resources and abilities of Gleacher Partners’ other investment and advisory professionals and the industry, management and financing relationships and expertise developed by Gleacher Partners over the past 14 years.

Broad and Proprietary Middle-Market Sourcing Network

      During their more than 70 years of combined investing experience, our manager’s four most senior debt and equity investment professionals have developed relationships with numerous private equity firms and investment intermediaries that are substantial sources of mezzanine, senior debt and equity investment opportunities. The senior members of our manager believe that they have had an opportunity to review a significant percentage of the mezzanine transactions completed within the industry over the past several years. Before the closing of the Gleacher Mezzanine Funds, the senior members of our manager developed substantial expertise in sourcing and structuring senior debt and equity of middle-market companies. We believe that the established reputation of the members of our management team in the middle-market financing community and the extensive network of relationships of all of Gleacher Partners’ investment and advisory professionals could improve our ability to begin investing in mezzanine, senior debt and equity securities immediately. Since the closing of the Gleacher Mezzanine Funds in May 2001, Gleacher

Mezzanine has evaluated approximately $6 billion of mezzanine investment opportunities, spanning over 300 transactions and 100 financial sponsors across the U.S.

Disciplined and Proven Investment Philosophy

      The four most senior debt and equity investment professionals of our manager have developed a framework, or “investment philosophy,” which they use to evaluate potential investments. The process used by our management team to evaluate a potential investment begins with an assessment of the business risks of the company. Factors such as market leadership, product obsolescence, customer concentration, cyclicality and seasonality are assessed. Our manager believes that, in order to constitute acceptable investment opportunities, companies with high business risk should have low financial risk. Significant importance is placed on management’s skill set and its ability to execute the business plan and achieve expected financial results. After the business and financial risks are assessed, our management team’s evaluation focuses on the financial structure and appropriate return.

Versatile Transaction Structuring

      We believe that our management team’s broad and significant experience in middle-market investing will enable our manager to identify, assess and structure investments that accommodate the unique needs of each prospective portfolio company. We expect to consider a combination of securities in a transaction to meet the prospective portfolio company’s specific objectives, which we believe will offer the prospective portfolio company significant balance sheet flexibility. In addition, we will not be subject to many of the regulatory limitations that govern traditional lending institutions, such as banks.

Flexibility versus Private Mezzanine Funds

      We believe that our flexibility to make investments of any duration will be beneficial to our stockholders. Generally, private equity and venture capital funds that invest in mezzanine-type securities stipulate that the capital committed to these funds can be invested only once and must be returned to investors, together with any capital gains on such invested funds, within a pre-agreed time period. In addition, these private investment funds’ investment objectives often stipulate that such funds can only make mezzanine investments. These provisions limit the funds’ abilities to invest both in transactions with short durations, such as one-year bridge loans, and transactions with long durations that would go beyond the term of the fund, as well as stand-alone senior debt and equity securities. In addition to causing these funds to forgo certain opportunities, these restrictions often influence the timing of exits from investments for private investment funds, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies.

Lack of Conflicts with Private Equity Firms

      Neither we nor our manager intend to undertake control buyouts or compete with financial sponsor firms for control investments. As a result, we believe that our transaction flow could potentially be more robust because our financial sponsor client base may not be reluctant to present us with proprietary and new transactions. Gleacher Partners has developed a network of numerous financial sponsors across the U.S., including approximately 100 that have approached its professionals with mezzanine investment opportunities since the closing of the Gleacher Mezzanine Funds in May 2001. We believe that this will provide us with a competitive advantage over business development companies that are controlled or managed by financial sponsor firms.

Investments

      Our investment objectives are to generate both current income and capital appreciation. We seek to achieve our objectives primarily through investments in debt and equity securities of privately held middle-market companies, which we define as those with approximately $25 million to $500 million of annual revenues or approximately $5 million to $50 million of annual operating earnings. We expect these investments will generally range in size from $10 million to $50 million and will be made primarily in mezzanine, senior debt and equity securities. Mezzanine securities are typically subordinated debt securities or preferred stock that are issued in negotiated private placements and which are often issued with related warrants, options or other equity securities.

      We intend to make investments in privately held middle-market companies that require capital for growth, acquisitions, leveraged buyouts or recapitalizations. In many cases, we expect to make mezzanine and senior debt investments in connection with financial sponsor-related transactions. In addition, we expect to frequently co-invest with financial sponsors in equity securities. We believe investing in a mix of mezzanine, senior debt and equity securities of privately held middle-market companies can create opportunities for significant current returns and capital gains and potentially reduce the risk of principal loss.

      Applicable law, in general, requires us to invest 70% of our assets in privately held U.S. companies, thinly traded U.S. public companies, certain high-quality debt, cash and cash equivalents. In accordance with applicable law, which permits us to invest up to 30% of our assets in certain non-qualifying securities, we may invest up to 30% of our assets in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in private investment funds, high-yield bonds, distressed debt, bridge loans, private equity or securities of public companies that are not thinly traded. Initially, we expect to invest a significant majority of the non-qualifying portion of our assets in private investment funds, whose investments include securities of public and private companies and other financial instruments. Over time, however, the focus of this non-qualifying portion may shift to investments in other securities or other types of private investment vehicles, such as private equity funds.

      Until we identify investments in qualifying securities that meet our investment objectives and appropriate non-qualifying securities, we will invest the net proceeds of this offering in cash, cash equivalents and certain high-quality debt. We anticipate that, depending on market conditions, it may take us approximately two years to invest at least 70% of our assets in mezzanine, senior debt and equity securities of privately held middle-market companies in accordance with our investment objectives. We anticipate that it will take significantly less time to invest up to 30% of our assets in opportunistic investments and expect a significant majority of such portion of our assets to be invested in specific investments within 90 days of the completion of this offering.

      In an effort to increase our returns and the number of investments that we can make, we may in the future seek to securitize our investments. To securitize loans, we would expect to create a wholly owned subsidiary and contribute a pool of investments to the subsidiary. We would sell interests in the subsidiary on a non-recourse basis to purchasers willing to invest in senior interests of the diversified pool of investments at a lower interest rate than the weighted average interest rate on the investments in such pool. We may use the proceeds of such sales to pay down debt or to fund additional investments. Generally, our board of directors will have the authority to modify or waive our current operating policies and our principal investment strategies without prior notice and without stockholder approval. See “Risk Factors—Risks Related to Our Business and Investments.”

Investment Selection

Overview

      The discussion below details the investment and diligence processes for our investments in mezzanine, senior debt and equity securities of privately held middle-market companies. Our manager intends to use the same value/ credit-oriented philosophy currently used by our management team and it will primarily focus on maximizing returns relative to risk. Upon identifying a potential opportunity, our management team will perform an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to use our access to information generated by our management team and investment professionals to identify investment candidates and to structure investments rapidly and effectively. Although we expect to invest in many industries, our manager may prefer to focus on investments in healthcare, manufacturing, distribution and selected services and retail industries. Generally, our manager expects to avoid investments in industries with rapidly changing technology, companies with significant commodity price risk, and real estate-related companies.

Value/Credit Orientation

      We believe that our investment philosophy places a premium on fundamental analysis and has a distinct value/credit orientation. We will generally seek to focus on companies in which we can invest at relatively low multiples of operating cash flow, that are profitable at the time of investment on an operating cash flow basis and that have relatively low cyclicality and seasonality. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

Experienced Management/ Financial Sponsor

      An experienced management team can be critical to the success of an investment. Our assessment of a management team’s expertise will be important in our investment decision. We will look for portfolio companies that have in place proper incentives, including significant equity interests, to induce management to succeed and to act in concert with our interests as investors. We expect that a significant portion of our transactions will be related to activity by financial or strategic sponsors. We will seek to invest with sponsors who we believe have the ability to strengthen a company’s internal management resources. Nonetheless, we may invest in companies without a financial sponsor if the business and financial risks are deemed appropriate.

Strong Competitive Position Within Industry

      We will seek to invest in companies that we believe have developed competitive advantages and defensible market positions within their markets and are well positioned to capitalize on growth opportunities.

Exit Strategy

      We will seek to invest in companies that we believe will generate a steady stream of cash flow to repay our securities and reinvest in their businesses. We expect such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our mezzanine or senior debt investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we will seek to invest in companies whose business models and expected future cash flows offer other attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through initial public offerings of common stock or other transactions. These alternatives may include raising additional capital through public capital markets or private transactions or a sale of part or all of the company.

Enterprise/Liquidation Value

      We believe the existence of significant underlying enterprise value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest to provide an expectation of recovery for our debt investments. In addition to enterprise value, tangible assets, such as accounts receivable, inventory, equipment and real estate, may provide significant value to our investments.

Due Diligence

      Our manager will conduct quantitative and qualitative analyses and assessments on prospective portfolio companies consistent with the in-depth approaches used currently by Gleacher Partners. In conducting due diligence, our management team will use publicly available information and information provided by the prospective portfolio company or its financial sponsor, as well as information obtained from our manager’s extensive relationships with former and current management teams, consultants, competitors and investment bankers and the relationships and expertise of the other professionals of Gleacher Partners.

      Our manager’s investment committee will be informed throughout the diligence process of critical findings and conclusions. Our due diligence process will be detailed and will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company, as well as any financial or strategic sponsor;

•	review of relevant security documents;

•	background and reference checks;

•	research relating to the company’s management, industry, markets, products and services and competitors; and

•	review of financial sponsor due diligence, if applicable.

      Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisors, as appropriate.

      While the investment committee will be kept apprised of investment opportunities throughout the diligence process, it will also have responsibility for reviewing and approving all prospective investments prior to their consummation. See “Management— Our Manager.”

Investment Structure

      Once our manager has determined that a prospective portfolio company is suitable for investment, it will work with the management of that company and its other capital providers, including senior and subordinated debt and equity capital providers, to structure an investment. Our manager will negotiate among these parties to determine the relative rights of our investment versus the other capital in the prospective portfolio company’s capital structure.

      We anticipate structuring our mezzanine investments primarily as unsecured, subordinated loans or preferred stock that provide for relatively high, fixed or floating cash interest rates or dividends and that will provide us with significant current interest income. These loans typically will have interest-only payments or dividends, with no amortization of principal until the later years of the loan or the final maturity date of the loan. In some cases, we may enter into investments that, by their terms, are exchangeable into equity or additional debt or preferred equity securities or may defer payments of interest for the first few years after our investment or, in some cases, until maturity. Mezzanine investments may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, we expect our mezzanine investments to have terms of five to nine years.

      We also anticipate investing in portfolio companies in the form of senior loans, both secured and unsecured. We expect these senior loans will have terms of three to eight years. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans.

      Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities will usually require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may also invest directly in either the preferred or common stock of our portfolio companies. Our equity investments may consist of preferred equity that pays dividends on a current basis or preferred equity that does not pay current dividends. In general, our equity investments will not be control-oriented investments and we expect that, in many cases, we will co-invest with financial sponsors. We may structure the equity features and direct equity investments to include protection of our rights as a minority-interest holder, which may include “puts”, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

      We will try to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, seeking to negotiate terms that protect our rights and manage our risk while allowing the portfolio company the flexibility required to achieve its business plan and improve its profitability. Such terms may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and governance rights, including either board seats or observation rights.

      We expect to hold most of our investments to maturity or repayment, but we may be required or may choose to sell investments earlier if liquidity events take place, such as sales or recapitalizations of portfolio companies. In addition, if markets exist for the secondary sale of certain of our investments, we may sell investments earlier through these markets.

Managerial Assistance

      As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. In order to accomplish this, we may use the resources and expertise that our management team has developed through its professionals’ careers in financial and strategic advisory and investing activities. Our management team expects to provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Portfolio Management and Monitoring

      Our manager will endeavor to actively monitor our portfolio companies on an ongoing basis. Monitoring activities can include, among other things, analyses of the financial trends of each portfolio company in comparison to its business plan at the inception of a transaction and its current budget. To the extent operational or financial issues arise with respect to a portfolio company, our manager will determine a course of action to pursue for such company based on the pertinent issues and circumstances.

      Our manager will use several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

•	assessment of success in adhering to the portfolio company’s business plan and budget and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial sponsor, to discuss the portfolio company’s financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at and participation in board meetings; and

•	review of monthly and quarterly financial statements and financial projections.

      As part of the monitoring process, our manager will continually assess (i) the financial performance of each portfolio company; (ii) our expected level of returns on the underlying investment; and (iii) the risk profile of each of our investments. As needed, our manager will increase its level of focus and prepare monthly updates for the investment committee summarizing current operating results, material impending events and recommended actions.

      While our manager intends to employ the various procedures and methodologies outlined in this prospectus that are designed to produce successful investments, there can be no assurance that it will be able to avoid making investments that prove to be unsuccessful.

Valuation Process

      We will follow a disciplined approach to valuing our portfolio, which will be reviewed on a quarterly basis by our board of directors or an independent committee thereof. Because our debt and equity securities in privately held middle-market companies are not expected to have readily available market quotations, the fair value of these investments will be determined pursuant to procedures adopted in good faith by our board of directors. The procedures adopted by our board of directors will direct that, in arriving at a “fair value” determination of an interest in a portfolio company, our board of directors (or an independent valuation committee thereof) will take into account one or more of the following factors, among others:

•	Investment Team Valuation Recommendations. Basis for investment team recommendations will be well documented, reviewed with senior members of our management team and presented to our board of directors (or its valuation committee).

•	Independent Third Party Valuation. On a selective basis, an independent valuation firm may be engaged by our board of directors to review valuations of our investments in portfolio companies.

•	Board of Directors Valuation Committee. The valuation committee of our board of directors may review recommendations provided by our investment team and any analyses of an independent valuation firm, if applicable.

      The types of factors that we or our investment team may take into account in considering a fair value for our investments in debt and equity securities in privately held middle-market companies include, as relevant, cost of the investment, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its operating statistics, discounted cash flow analyses, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market values, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Competition

      Our primary competitors to provide financing to middle-market companies will include public investment funds, including other business development companies that invest in mezzanine, senior debt and equity securities of privately held middle-market companies, private investment funds, commercial and investment banks, commercial financing companies and insurance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. See “Regulation.”

Our Executive Offices

      Our principal executive offices, which we lease, are located at 660 Madison Avenue, New York, New York 10021. As of the date of this prospectus, we do not have additional offices.

Legal Proceedings

      Neither we nor our manager are currently subject to any legal proceedings.

MANAGEMENT

      Our business and affairs are managed under the direction of our board of directors. The board of directors will consist of at least six members, four of whom will not be “interested persons” of Gleacher Investment Corporation as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors

      Under our charter, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

      Information regarding our current interested directors and individuals who have agreed to serve as our independent directors is as follows:

			Director	Expiration
Name	Age	Position	Since	of Term

Interested directors
Emil W. Henry, Jr.	43	Chairman of the Board	2004	[ ]
Jeffrey H. Tepper	38	President and Chief Executive Officer	2004	[ ]
Independent directors
[ ]	[ ]	Director	2004	[ ]
[ ]	[ ]	Director	2004	[ ]
[ ]	[ ]	Director	2004	[ ]
[ ]	[ ]	Director	2004	[ ]

      The address for each director is c/o Gleacher Investment Corporation, 660 Madison Avenue, New York, New York 10021.

Executive Officers Who are Not Directors

      Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Chief Financial Officer(1)	—	Chief Financial Officer
Chief Compliance Officer(1)	—	Chief Compliance Officer

(1)	We expect to hire a chief financial officer and a chief compliance officer promptly after the completion of this offering.

     The address for each executive officer is c/o Gleacher Investment Corporation, 660 Madison Avenue, New York, New York 10021.

Biographical Information

Directors

      Our directors will be divided into two groups—independent directors and interested directors. Interested directors are “interested persons” of Gleacher Investment Corporation as defined in the 1940 Act.

Interested Directors

      Emil W. Henry, Jr. Mr. Henry, 43, became Chairman of the Board of Gleacher Investment Corporation in May 2004. Mr. Henry joined Gleacher Partners in 1991. Mr. Henry is a Managing Director of Gleacher Partners and is also Chairman of Gleacher Fund Advisors. Mr. Henry is a co-founder and member of the Investment Committees of Gleacher Mezzanine and Gleacher Fund Advisors. Mr. Henry was employed by Morgan Stanley & Co. between 1987 and 1991 in the merchant banking department. Mr. Henry was employed by First Boston Corporation between 1983 and 1985. Mr. Henry received an MBA from the Harvard Business School and a BA, cum laude, from Yale University.

      Jeffrey H. Tepper. Mr. Tepper, 38, became a Director, President and Chief Executive Officer of Gleacher Investment Corporation in May 2004. Mr. Tepper joined Gleacher Partners at its inception in 1990. Mr. Tepper is a Managing Director, Chief Operating Officer and a member of the Management Committee of Gleacher Partners and is also a Managing Director of Gleacher Fund Advisors. Mr. Tepper is a co-founder and member of the Investment Committees of Gleacher Mezzanine and Gleacher Fund Advisors. Mr. Tepper served as a Managing Director and Chief Operating Officer of Gleacher NatWest Inc. (a predecessor to Gleacher Partners) between 1997 and 1999. Mr. Tepper was part of the senior management team of Gleacher NatWest with oversight responsibility for middle-market senior and subordinated debt, high-yield and equity principal activities. Between 1987 and 1990, Mr. Tepper was employed by Morgan Stanley & Co. in the mergers & acquisitions and merchant banking departments. Mr. Tepper received an MBA from Columbia Business School and a BS in Economics from The Wharton School of the University of Pennsylvania with concentrations in finance and accounting.

Independent Directors

[ ]
[ ]
[ ]
[ ]

Our Manager

      Our management team includes, among others, the four senior professionals who have managed the Gleacher Mezzanine Funds. The team is led by Elliot H. Jones and includes Phillip Krall, Mary Price Gay and Craig Pisani. Our management team also includes Bruce D. Ruehl, President and Chief Investment Officer of Gleacher Fund Advisors.

Management Team

      Elliott H. Jones. Mr. Jones, 57, became Chief Investment Officer and a Managing Director of Gleacher Investment Management and Chairman of its Investment Committee in May 2004. Mr. Jones is a co-founder and principal of Gleacher Mezzanine and serves as its Managing Partner. Mr. Jones joined Gleacher in 1996 after 22 years at The Chase Manhattan Bank. In 1987, he established Chase’s subordinated debt principal and placement group. In this capacity, he originated, supervised, structured and monitored a portfolio of subordinated debt investments as well as placed approximately $500 million of junior securities. The group was merged in 1990 with the Merchant Banking Group and Mr. Jones’ mandate was broadened to include senior debt, high-yield debt, mezzanine debt, private equity and advisory work. His prior experience at Chase included five years in Australia in Project Finance and Corporate Banking and in New York covering the mining and metals industry. After joining Gleacher in 1996, he acted both as a principal and as agent for senior and subordinated debt, high-yield debt and equity financing for middle-market sponsored buyouts and growth capital. Mr. Jones received an MBA from Columbia University and a BA from Colgate University. Mr. Jones served as a Lieutenant in the U.S. Navy.

      Phillip Krall. Mr. Krall, 44, became a Managing Director of Gleacher Investment Management and a member of its Investment Committee in May 2004. Mr. Krall is a co-founder and principal of Gleacher Mezzanine and a member of its Investment Committee. Mr. Krall has extensive experience in originating, structuring and executing mezzanine investments, senior bank facilities, high-yield debt securities and private equity investments. In 1996, he joined Gleacher from National Westminster Bank, where he spent 14 years. At NatWest, Mr. Krall was involved with highly leveraged transactions in a wide variety of industries and sizes. Mr. Krall received a BA from Colgate University.

      Mary Price Gay. Ms. Gay, 38, became a Managing Director of Gleacher Investment Management and a member of its Investment Committee in May 2004. Ms. Gay is a co-founder and principal of Gleacher Mezzanine and a member of its Investment Committee. Prior to joining Gleacher in 1996, she spent six years in National Westminster Bank’s Acquisition Finance Group and three years at Ernst & Young as a consultant in the General Management Consulting Group. Ms. Gay received an MBA from New York University and a BS from the University of Richmond.

      Craig Pisani. Mr. Pisani, 35, became a Managing Director of Gleacher Investment Management and a member of its Investment Committee in May 2004. Mr. Pisani is a co-founder and principal of Gleacher Mezzanine and a member of its Investment Committee. Mr. Pisani has extensive experience in originating, structuring and executing mezzanine, senior debt and high-yield debt securities. Prior to joining Gleacher in 1996, he spent four years at Prudential Investment Corporation. Mr. Pisani received an MBA from New York University and a BA from Lafayette College.

      Bruce D. Ruehl. Mr. Ruehl, 42, became a Managing Director of Gleacher Investment Management in May 2004. Mr. Ruehl is President and Chief Investment Officer of Gleacher Fund Advisors. Previously, Mr. Ruehl was a Director, Executive Vice President and Chief Investment Strategist of Tremont Advisers, Inc. and Chairman of its Investment Committee. Prior to joining Tremont, Mr. Ruehl was a Vice President and Principal at Reliance Properties, Inc., where he advised private real estate partnerships on investing in bank and RTC-owned properties. He was previously associated with Shearson Lehman Hutton, Brown Brothers Harriman and Co. and Rogers Casey Barksdale. Mr. Ruehl has a MS in Real Estate Investment & Development from New York University and a BA in Economics from Lafayette College.

Investment Committee

      The members of our manager’s Investment Committee are Messrs. Gleacher, Henry, Jones, Krall, Pisani and Tepper and Ms. Gay. Mr. Jones is Chairman of the Investment Committee.

      Mr. Gleacher, 64, became a member of Gleacher Investment Management’s Investment Committee in May 2004. Mr. Gleacher is Chairman of Gleacher Partners, which he founded in 1990. Mr. Gleacher founded the Mergers and Acquisitions department at Lehman Brothers in 1978 and headed Global Mergers and Acquisitions at Morgan Stanley from 1985 to 1990. Mr. Gleacher is a Trustee of The University of Chicago and New York University. He is Chairman of the Institute for Sports Medicine at the Hospital for Special Surgery in New York and is also Chairman of the Ransome Scholarship Trust for St. Andrews University in St. Andrews, Scotland. Mr. Gleacher received an MBA from The University of Chicago and a BA from Northwestern University and served as a U.S. Marine infantry officer in the 1960s.

Committees of the Board of Directors

Audit Committee

      The members of the audit committee are [          ], each of whom is an independent director for purposes of the 1940 Act and The Nasdaq National Market corporate governance standards. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The board of directors and audit committee are authorized to utilize the services of an independent valuation firm or any other consultant to help them determine the fair value of certain of our investments, if deemed necessary and appropriate.

Compensation Committee

      The members of the compensation committee are [                    ], each of whom is an independent director for purposes of the 1940 Act and The Nasdaq National Market corporate governance standards. The compensation committee is responsible for approving the compensation of the independent directors, if deemed necessary and appropriate.

Valuation Committee

      The members of the valuation committee are [                    ]. The valuation committee is responsible for aiding our board of directors in determining the fair value of securities that are not publicly traded or for which current market values are not readily available. The valuation committee is also authorized to utilize the services of an independent valuation firm to help it determine the fair value of these securities, if deemed necessary and appropriate.

Nominating and Corporate Governance Committee

      The members of the nominating and corporate governance committee are [                    ], each of whom is an independent director for purposes of the 1940 Act and The Nasdaq National Market corporate governance standards. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

Compensation

      The following table shows information regarding the compensation expected to be received by the independent directors and officers for the calendar year ending December 31, 2004. No compensation is paid by Gleacher Investment Corporation to directors who are “interested persons.”

Total
		Pension or	Compensation
	Aggregate	Retirement	from Gleacher
	Compensation	Benefits	Investment
	from Gleacher	Accrued as	Corporation
	Investment	Part of Our	Paid to
Name	Corporation(1)	Expenses(2)	Director

Independent directors
[ ]	[ ]	None	[ ]
[ ]	[ ]	None	[ ]
[ ]	[ ]	None	[ ]
[ ]	[ ]	None	[ ]
Interested Directors
Emil W. Henry, Jr.	None	None	None
Jeffrey H. Tepper	None	None	None
Officers
Emil W. Henry, Jr.	None	None	None
Jeffrey H. Tepper	None	None	None
Chief Financial Officer(3)	[ ]	None	[ ]
Chief Compliance Officer(3)	[ ]	None	[ ]

(1)	We are newly organized, and the amounts listed are estimated for the year 2004. For a discussion of the independent directors’ compensation, see below.

(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)	We expect to hire a chief financial officer and a chief compliance officer promptly after the completion of this offering.

     The independent directors will receive an annual fee of $[          ]. They will also receive $[          ] plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $[          ] plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee will receive an annual fee of $[          ] and each chairman of any other committee will receive an annual fee of $[          ] for their additional services in these capacities. In addition, we will purchase directors and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Investment Advisory and Management Agreement

Management Services

      Gleacher Investment Management LLC will serve as our manager. Our manager is a newly formed investment adviser that is registered as such under the Advisers Act. Subject to the overall supervision of our board of directors, our manager will manage our day-to-day operations and provide investment advisory and management services to us. Under the terms of the investment advisory and management agreement, our manager will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

      Our management team may also be called upon to provide managerial assistance to our portfolio companies. Under the investment advisory and management agreement, our manager will provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Management Fee

      Pursuant to the investment advisory and management agreement, we will pay our manager a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

      The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first calendar quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

      The incentive fee will have two parts, as follows: one part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter.

For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the calendar quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We will pay our manager an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide our manager with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

      These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

      The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

Examples of Quarterly Incentive Fee Calculation

Example 1: Investment Income-Related Portion of Incentive Fee(*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income - (management fee + other expenses)) = 0.55%

      Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
     (investment income - (management fee + other expenses)) = 2.00%

Incentive fee     = 20% × pre-incentive fee net investment income, subject to “catch-up”
               = 2.00% - 1.75%
               = 0.25%
               = 100% × 0.25%
= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
     (investment income - (management fee + other expenses)) = 2.30%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”
              = 100% × “catch-up” + (20% × (pre-incentive fee net investment income - 2.1875%))

Catch-up     = 2.1875% - 1.75%
              = 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3% - 2.1875%))
              = 0.4375% + (20% × 0.1125%)
              = 0.4375% + 0.0225%
= 0.46%

(1)	Represents 7.0% annualized hurdle rate.

(2)	Represents 2.0% annualized management fee.

(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains-Related Portion of Incentive Fee (*):

Assumptions

Year 1 = no net realized capital gains or losses
Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

Capital gain incentive fee = 20% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee     = 20% × (0)
                       = 0
                       = no incentive fee

Year 2 incentive fee     = 20% × (6% - 1%)
                       = 20% × 5%
= 1%

(*)	The hypothetical amount of pre-incentive fee net investment income or net capital gains shown is based on a percentage of total net assets.

Payment of Our Expenses

      All investment professionals of our management team and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by our manager.

      We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	the organization of the company;

•	the initial offering of our common stock;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	expenses incurred by us or our manager payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs, in monitoring our investments and in performing due diligence on our prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	subsequent offerings of our common stock or other securities;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	costs of board and stockholders meetings;

•	the fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums;

•	direct costs and expenses of administration, including auditor and legal costs; and

•	all other expenses incurred by us or our administrator in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer, chief compliance officer and other officers, if any, and their respective staffs.

Duration and Termination

      The investment advisory and management agreement will be submitted to our board of directors for approval. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our independent directors. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

Indemnification

      The investment advisory and management agreement will provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our manager and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of Our Manager

      Our manager is a newly formed Delaware limited liability company that will be registered as an investment adviser under the Advisers Act. The principal executive offices of our manager are located at 660 Madison Avenue, New York, New York 10021.

Board Approval of the Investment Advisory and Management Agreement

      Our board of directors will meet to review and approve the investment advisory and management agreement.

Administration Agreement

      Pursuant to a separate administration agreement, our administrator will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, our administrator also will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the administration agreement, including rent and the costs of our chief compliance officer, chief financial officer and other officers, if any, and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

      The administration agreement will provide that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our administrator’s services under the administration agreement or otherwise as our administrator.

License Agreement

      We intend to enter into a license agreement with Gleacher pursuant to which Gleacher will agree to grant us a non-exclusive, royalty-free license to use the “Gleacher” name. Under this agreement, we will have the right to use the “Gleacher” name so long as Gleacher Investment Management LLC or one of its affiliates remains our manager. Other than with respect to this limited license, we will have no legal right to the “Gleacher” name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our manager is in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We intend to enter into the investment advisory and management agreement with our manager, in which our management team has ownership and financial interests. See “Management—Investment Advisory and Management Agreement.”

      The senior members of our management team currently serve or may serve as officers, directors or principals of affiliates of Gleacher entities, some of which operate in the same or a related line of business as we do. Accordingly, the senior members of our management team may have obligations to investors in those entities, the fulfillment of which might be inconsistent with our or our stockholders’ best interests. While our investment objectives are different from those of other Gleacher-affiliated funds (other than the Gleacher Mezzanine Funds), such other funds, including new investment vehicles not yet established, may, from time to time, have overlapping investment objectives with our objectives and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. As a result, our manager may face conflicts in the allocation of investment opportunities to other Gleacher-affiliated funds. If those conflicts occur, our manager will endeavor to allocate investment opportunities in a fair and equitable manner. Further, although our chief financial officer and chief compliance officer will have primary duties and responsibilities to us, they may also perform duties for other entities affiliated with our manager. See “Risk Factors—Risks Related to Our Manager.”

      Some Gleacher-affiliated investment vehicles operate in the same or related line of business as we do. Gleacher plans to co-invest certain other vehicles with us from time to time to the extent consistent with applicable law and regulation. See “Risk Factor—Potential Conflicts of Interest Could Negatively Impact Our Investment Returns and the Value of Your Investment.”

      We intend to enter into a license agreement with Gleacher, pursuant to which Gleacher will agree to grant us a non-exclusive, royalty-free license to use the name “Gleacher.” In addition, pursuant to the terms of the administration agreement, our administrator will provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. Our manager is the sole member of, and controls, our administrator.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

      Immediately prior to the completion of this offering, there will be [          ] shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of Common Stock Outstanding

		Immediately Prior to		Immediately After
		This Offering		This Offering(1)

		Shares		Shares
Name and Address	Type of Ownership	Owned	Percentage	Owned		Percentage

Gleacher Investment Management LLC	Record and Beneficial	[ ]	100%	[	]	[	]%
All officers and directors as a group ([ ] persons)(2)	Record and Beneficial	None	0%	[	]	[	]%

(1)	Assumes issuance of [ ] shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

(2)	The address for all officers and directors is c/o Gleacher Investment Corporation, 660 Madison Avenue, New York, New York 10021.

     The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Aggregate Dollar
Range of Equity
Securities in All
	Dollar Range of		Registered Investment
	Equity Securities in		Companies Overseen
	Gleacher		by Director in Family
	Investment		of Investment
Name of Director	Corporation(1)		Companies

Independent directors
[ ]	[	]	n/a
[ ]	[	]	n/a
[ ]	[	]	n/a
[ ]	[	]	n/a
Interested directors
Emil W. Henry, Jr.	[	]	n/a
Jeffrey H. Tepper	[	]	n/a

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

OUTSTANDING SECURITIES

      The following table sets forth certain information regarding our authorized shares and shares outstanding as of [                    ], 2004.

Shares Held
		by	Shares Outstanding
		Gleacher	Exclusive of Amount
		Investment	Held by Gleacher
	Shares	Corporation	Investment
Title of Class	Authorized	for its Account	Corporation

Common Stock	[ ]	[ ]	[ ]

DETERMINATION OF NET ASSET VALUE

      The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. Our board of directors, in its sole discretion, may decide to determine and publish our net asset value on a more frequent basis.

      In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors.

      Because our debt and equity securities in privately held middle-market companies are not expected to have readily available market quotations, the fair value of these investments will be determined pursuant to procedures adopted in good faith by our board of directors. The procedures adopted by our board of directors will direct that, in arriving at a “fair value” determination of an interest in a portfolio company, our board of directors (or an independent valuation committee thereof) will take into account one or more of the following factors, among others:

•	Investment Team Valuation Recommendations. Basis for investment team recommendations will be well documented, reviewed with senior members of our management team and presented to our board of directors (or its valuation committee).

•	Independent Third Party Valuation. On a selective basis, an independent valuation firm may be engaged by our board of directors to review valuations of our investments in portfolio companies.

•	Board of Directors Valuation Committee. The valuation committee of our board of directors may review recommendations provided by our investment team and any analyses of an independent valuation firm, if applicable.

      The types of factors that we or our investment team may take into account in considering a fair value price for our investments in debt and equity securities in privately held middle-market companies include, as relevant, cost of the investment, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its operating statistics, discounted cash flow analyses, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

      With respect to interests in private investment funds, they will ordinarily be “fair valued” pursuant to the value determined as of the end of the quarter (or more frequently, at the discretion of the board of directors) by the private investment funds or their agents, in accordance with their valuation policies and as reported to us. In the event that a private investment fund does not report a value to us on a timely basis, we would determine the fair value of our interest in that private investment fund based on the most recent value reported to us, as well as any other relevant information available at the time we value our assets. The board of directors will determine that any values of interests in a private investment fund reported as “estimated” or “final” values (using the nomenclature of the private investment fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities as of our valuation date. Before investing in any private investment fund, we will conduct a due diligence review of the valuation methodology utilized by the private investment fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that we reasonably believe to be consistent with those used by us. Although the procedures approved by the board of directors provide that we will periodically review the valuations of interests in private investment funds provided to us, neither we nor the board of directors will be able to confirm independently the accuracy of valuations of such interests provided by private investment funds (which are unaudited, except for valuations as of the private investment funds’ fiscal year ends).

      Determinations of fair values involve subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations.

DIVIDEND REINVESTMENT PLAN

      Prior to the consummation of this offering, we intend to adopt a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

      No action is required on the part of a registered stockholder to have the stockholder’s cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying [          ], the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

      Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

      We intend to primarily use newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

      There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $[          ] transaction fee plus brokerage commissions from the proceeds.

      Participants may terminate their accounts under the plan by notifying the plan administrator in writing mailed to the plan administrator at [                    ].

      The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. When a plan participant withdraws from the plan or when the plan is terminated, the participant will receive a cash payment for any fractional shares of our common stock based on the market price on the date of withdrawal or termination. All correspondence concerning the plan should be directed to the plan administrator by mail at [                    ].

      For tax consequences associated with the dividend reinvestment plan, see the discussion under “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

      The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

      A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

      If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

      The tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

      As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of the sum of our (a) “investment company taxable income” (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses) determined without regard to the deduction for dividends paid and (b) net tax exempt interest (the excess of any gross tax exempt interest over certain disallowed deductions). We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Taxation as a RIC

      If we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

      We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 and (3) any income realized, but not distributed, in preceding years. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” Such excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute (or are deemed to distribute) to our stockholders. While we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, it is possible that we will not be able to make sufficient distributions in order to avoid such tax.

      In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses.

•	We refer to these tests as the “Diversification Tests.”

      In the case of a regulated investment company that furnishes capital to development corporations, there is an exception to the rule relating to the Diversification Tests. This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available. A company that receives such certification is entitled to include, in the computation of the 50% of the value of its assets, the value of any securities of an issuer, whether or not it owns more than 10% of the outstanding voting securities of the issuer, if the basis of the securities when added to the basis of any other securities of the issuer that the company owns, does not exceed 5% of the value of its total assets.

      We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

      We are authorized to borrow funds and to sell assets in order to satisfy diversification and distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our diversification and distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Diversification Tests, the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

      Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. It is anticipated that distributions paid by us will generally not be attributable to such dividends and, therefore, generally will not be eligible for the dividends received deductions.

      Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

      Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

      For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

      A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

      In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

      We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, eligible for the lower maximum tax rate applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

      While we anticipate that we will constitute a publicly offered regulated investment company within the meaning of Section 67(c) of the Internal Revenue Code, there can be no assurance that we will in fact so qualify for each of our taxable years. A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. For non-corporate shareholders, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for AMT purposes. If we are not a publicly offered regulated investment company for any period, such a shareholder’s pro rata portion of our affected expenses, including the management fee, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described above.

      We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

      Taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 with respect to “reportable transactions.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in our shares.

Taxation of Non-U.S. Stockholders

      Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

      Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In such case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

      Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

      If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

      Under the dividend reinvestment plan, a Non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

      A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

      Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

      If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Generally, distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate applicable to “qualified dividends” to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

DESCRIPTION OF OUR CAPITAL STOCK

      The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

      Our authorized capital stock consists of [          ] shares of stock, par value $0.001 per share, all of which is initially designated as common stock. Upon consummation of this offering, we will amend and restate our charter, which will increase our authorized capital stock to [          ] shares of stock, par value $0.001 per share, all of which will be initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We intend to apply to have our common stock approved for quotation on The Nasdaq National Market under the symbol “GICO.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

      Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

     Common Stock

      All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued and paid for, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

     Preferred Stock

      Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

      Our charter and bylaws will obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws will also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Our charter and bylaws will require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

      The Maryland General Corporation Law does and our charter and bylaws will contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

     Classified Board of Directors

      Our board of directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

     Election of Directors

      Our charter and bylaws will provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

     Number of Directors; Vacancies; Removal

      Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws will provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter will provide that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

      Our charter will provide that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

     Action by Stockholders

      Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements that will be included in our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

     Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

      Our bylaws will provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

      The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws will not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

     Calling of Special Meetings of Stockholders

      Our bylaws will provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws will provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

     Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

      Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter will generally provide for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also will provide that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

      Our charter and bylaws will provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

     No Appraisal Rights

      Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter will provide that stockholders will not be entitled to exercise appraisal rights.

     Control Share Acquisitions

      The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

      The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

      A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

      If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

      The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

      Our bylaws will contain a provision exempting any and all acquisitions by any persons of shares of our stock from the Control Share Acquisition Act. However, there can be no assurance that our board of directors may not in the future amend our bylaws to repeal or modify this exemption. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our board of directors determines that it would be in our best interests based upon their determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

     Business Combinations

      Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

      A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

      After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

      These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

      The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors will adopt a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, any such business combination will be subject to the provisions of the Business Combination Act.

Conflict with 1940 Act

      Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to repeal our exemption from such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act applicable to our company, the applicable provision of the 1940 Act will control.

REGULATION

      We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a “majority of our outstanding voting securities” (as defined by the 1940 Act).

      We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, as amended, or the “Securities Act.” We do not intend to write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. We are also limited by the 1940 Act in our ability to invest in securities issued by companies engaged in “Securities related” businesses such as a broker-dealer, investment adviser or underwriter.

Qualifying Assets

      Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

      In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

      Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents and certain high-quality debt, from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. [However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit.] Our manager will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

      We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”

Code of Ethics

      We and our manager will be required to adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

      SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our manager. Our manager’s proxy voting policies and procedures are summarized below.

      In determining how to vote, officers of our manager will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. Our manager may consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our manager may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While our manager may retain an outside service to provide voting recommendations and to assist in analyzing votes, our manager will not delegate its voting authority to any third party.

      An officer of our manager will keep a written record of how all such proxies are voted. Our manager will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. A copy of the proxy voting policy and a record of proxies voted for our investments is available at no charge by contacting our corporate secretary at the following address: 660 Madison Avenue, New York, New York 10021. If it uses an outside service, our manager may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

      Our manager’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our manager will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or our best interests.

Other

      We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

      We expect to be periodically examined by the SEC for compliance with the 1940 Act.

      We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

      We and our manager will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq National Market Corporate Governance Regulations

      The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act requires us to adopt policies and procedures to ensure compliance with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

      In addition, The Nasdaq National Market has adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

      Upon completion of this offering, [                    ] shares of our common stock will be outstanding, based on the number of shares outstanding on [                    ], 2004, assuming no exercise of the underwriters’ over-allotment option. Of these shares, [                    ] shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less the number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

      Our securities are held under a custody agreement by [                    ]. The address of the custodian is: [                    ]. [                    ] will act as our transfer agent, dividend paying agent and registrar. The principal business address of [                    ] is [                    ].

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our manager will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our manager may select a broker based partly upon brokerage or research services provided to our manager and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our manager determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

      Under the terms of an underwriting agreement, which is filed as an exhibit to the registration statement relating to this prospectus, each of the underwriters named below, for whom Lehman Brothers Inc. is acting as representative, have severally agreed to purchase from us the respective number of shares of common stock shown opposite their names below:

Number of
Underwriter	Shares

Lehman Brothers Inc.	[ ]
Total	[ ]

      The underwriting agreement provides that the underwriters are obligated to purchase all of the shares of common stock offered in the offering if any are purchased, other than those shares of common stock covered by the over-allotment option described below, upon the satisfactions of the conditions contained in the underwriting agreement, including:

•	the representations and warranties made by us to the underwriters are true;

•	there is no material change in the financial markets; and

•	we deliver customary closing documents to the underwriters.

Commissions and Expenses

      The following table summarizes the underwriting discounts and commissions we will pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option to purchase [                    ] additional shares. The underwriting fee is the difference between the initial price to the public and the amount the underwriters pay to us for the shares.

	No Exercise		Full Exercise

Per Share	$	[ ]	$	[ ]
Total

      The representative has advised us that the underwriters propose to offer shares of common stock directly to the public at the public offering price on the cover page of this prospectus and to selected dealers, who may include the underwriters, at such offering price less a selling concession not in excess of $[                    ] per share. The underwriters may allow, and the selected dealers may re-allow, a discount from the concession not in excess of $                     per share to other dealers. After the offering, the representative may change the public offering price and other offering terms.

      We estimate that the total expenses of the offering, excluding underwriting discounts and commissions, will be approximately $[                    ], all of which are payable by us.

Over-Allotment Option

      We have granted to the underwriters an option to purchase up to an aggregate of [                    ] additional shares at the public offering price less underwriting discounts and commissions shown on the cover page of this prospectus. The underwriters may exercise this option at any time, and from time to time, until 30 days after the date of this prospectus. The option may be exercised to cover over-allotments, if any, made in connection with the offering. To the extent that this option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase its pro rata portion of these additional shares based on the underwriter’s percentage underwriting commitment in the offering as indicated in the preceding table.

Lock-up Agreements

      We and our manager have agreed under lock-up agreements, subject to specified exceptions, that we (including our respective officers and directors) will not, directly or indirectly, offer, sell or otherwise dispose of any shares of common stock or any securities which may be converted into or exchanged for any shares of common stock without the prior written consent of Lehman Brothers Inc. for a period of [     ] days from the date of this prospectus.

Indemnification

      We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, liabilities arising from breaches of the representations and warranties contained in the underwriting agreement and liabilities incurred in connection with the directed share program referred to below, and to contribute to payments that the underwriters may be required to make for these liabilities.

Offering Price Determination

      Prior to this offering, there has been no public market for our common stock. The initial public offering price will be negotiated between us, our manager and the underwriters. In determining the initial public offering price of our common stock, the underwriters will consider:

•	the information set forth in this prospectus and otherwise available to the underwriters;

•	the ability of our manager;

•	our prospects for future revenues and earnings;

•	the general condition of the securities markets at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•	other factors deemed relevant by the underwriters, us and our manager.

Stabilization, Short Positions and Penalty Bids

      The underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of the common stock, in accordance with Regulation M under the Exchange Act:

•	Over-allotment involves sales by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase in the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriters may close out any short position by either exercising their over-allotment option and/or purchasing shares in the open market.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•	Syndicate covering transactions involve purchases of the common stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over-allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•	Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the common stock originally sold by the syndicate member is purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

      These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on The Nasdaq National Market or otherwise and, if commenced, may be discontinued at any time.

      Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor any of the underwriters make representation that the representative will engage in these stabilizing transactions or that any transaction, once commenced, will not be discontinued without notice.

Discretionary Sales

      Investors must pay for any share of our common stock purchased on or before [                    ], 2004. The underwriters have informed us that they do not intend to confirm sales to discretionary accounts that exceed 5% of the total number of shares of our common stock offered by them.

Directed Share Program

      At our request, the underwriters have reserved up to [                    ], or approximately [          ]% of our common stock offered by this prospectus, for sale under a directed share program to our directors and employees and certain other parties related to our manager. The number of shares available for sale to the general public will be reduced to the extent these persons purchase these reserved shares. Shares committed to be purchased by the directed share participants which are not so purchased will be reallocated for sale to the general public in the offering. Participants in the directed share program are required to hold the shares purchased for a period of [     ] days from the date of this prospectus.

Electronic Distribution

      A prospectus in electronic format may be made available on Internet sites or through other online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

Stamp Taxes

      Purchasers of the shares of our common stock offered in this prospectus may be required to pay stamp taxes and other charges under the laws and practices of the country of purchase, in addition to the offering price listed on the cover page of this prospectus. Accordingly, we urge you to consult a tax advisor with respect to whether you may be required to pay those taxes or charges, as well as any other tax consequences that may arise under the laws of the country of purchase.

Relationships

      Lehman Brothers Inc. and certain other underwriters may, from time to time, act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

      Some of the underwriters and their respective affiliates have, and may in the future, perform investment banking and advisory services for Gleacher, us, our manager or our portfolio companies from time to time for which they may in the future receive customary fees and expenses. The underwriters and their respective affiliates have, and may, from time to time, engage in transactions with or perform services for Gleacher, us, our manager or our portfolio companies in the ordinary course of their business.

      The principal address of Lehman Brothers Inc. is 745 Seventh Avenue, New York, New York 10019.

Notice to Canadian Residents

Offers and Sales in Canada

      This prospectus is not, and under no circumstances is to be construed as, an advertisement or a public offering of shares in Canada or any province or territory thereof. Any offer or sale of shares in Canada will be made only under an exemption from the requirements to file a prospectus with the relevant Canadian securities regulators and only by a dealer properly registered under applicable provincial securities laws or, alternatively, pursuant to an exemption from the dealer registration requirement in the relevant province or territory of Canada in which such offer or sale is made.

      This prospectus is for the confidential use of only those persons to whom it is delivered by the underwriters in connection with the offering of the shares into Canada. The underwriters reserve the right to reject all or part of any offer to purchase shares for any reason or allocate to any purchaser less than all of the shares for which it has subscribed.

Responsibility

      Except as otherwise expressly required by applicable law or as agreed to in contract, no representation, warranty, or undertaking (express or implied) is made and no responsibilities or liabilities of any kind or nature whatsoever are accepted by any underwriter or dealer as to the accuracy or completeness of the information contained in this prospectus or any other information provided by us in connection with the offering of the shares into Canada.

Resale Restrictions

      The distribution of the shares in Canada is being made on a private placement basis only and is exempt from the requirement that we prepare and file a prospectus with the relevant Canadian regulatory authorities. Accordingly, any resale of the shares must be made in accordance with applicable securities laws, which will vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with exemptions from registration and prospectus requirements. Canadian purchasers are advised to seek legal advice prior to any resale of the shares.

Representations of Purchasers

      Each Canadian investor who purchases shares will be deemed to have represented to us, the underwriters and any dealer who sells shares to such purchaser that: (i) the offering of the shares was not made through an advertisement of the shares in any printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display, or any other form of advertising in Canada; (ii) such purchaser has reviewed the terms referred to above under “Resale Restrictions” above; (iii) where required by law, such purchaser is purchasing as principal for its own account and not as agent; and (iv) such purchaser or any ultimate purchaser for which such purchaser is acting as agent is entitled under applicable Canadian securities laws to purchase such shares without the benefit of a prospectus qualified under such securities laws, and without limiting the generality of the foregoing: (a) in the case of a purchaser located in a province other than Ontario and Newfoundland and Labrador, without the dealer having to be registered, (b) in the case of a purchaser located in a province other than Ontario or Quebec, such purchaser is an “accredited investor” as defined in section 1.1 of Multilateral Instrument 45-103—Capital Raising Exemptions, (c) in the case of a purchaser located in Ontario, such purchaser, or any ultimate purchaser for which such purchaser is acting as agent, is an “accredited investor”, other than an individual, as that term is defined in Ontario Securities Commission Rule 45-501—Exempt Distributions and is a person to which a dealer registered as an international dealer in Ontario may sell shares, and (d) in the case of a purchaser located in Québec, such purchaser is a “sophisticated purchaser” within the meaning of section 44 or 45 of the Securities Act (Québec).

Taxation and Eligibility for Investment

      Any discussion of taxation and related matters contained in this prospectus does not purport to be a comprehensive description of all the tax considerations that may be relevant to a decision to purchase the shares. Canadian purchasers of shares should consult their own legal and tax advisers with respect to the tax consequences of an investment in the shares in their particular circumstances and with respect to the eligibility of the shares for investment by the purchaser under relevant Canadian federal and provincial legislation and regulations.

Rights of Action for Damages or Rescission (Ontario)

      Securities legislation in Ontario provides that every purchaser of shares pursuant to this prospectus shall have a statutory right of action for damages or rescission against us in the event this prospectus contains a misrepresentation as defined in the Securities Act (Ontario). Ontario purchasers who purchase shares offered by this prospectus during the period of distribution are deemed to have relied on the misrepresentation if it was a misrepresentation at the time of purchase. Ontario purchasers who elect to exercise a right of rescission against us on whose behalf the distribution is made shall have no right of action for damages against us. The right of action for rescission or damages conferred by the statute is in addition to, and without derogation from, any other right the purchaser may have at law. Prospective Ontario purchasers should refer to the applicable provisions of Ontario securities legislation and are advised to consult their own legal advisers as to which, or whether any, of such rights or other rights may be available to them.

      The foregoing summary is subject to the express provisions of the Securities Act (Ontario) and the rules, regulations and other instruments thereunder, and reference is made to the complete text of such provisions contained therein. Such provisions may contain limitations and statutory defenses on which we may rely. The enforceability of these rights may be limited as described herein under “Enforcement of Legal Rights.”

      The rights of action discussed above will be granted to the purchasers to whom such rights are conferred upon acceptance by the relevant dealer of the purchase price for the shares. The rights discussed above are in addition to and without derogation from any other right or remedy which purchasers may have at law. Similar rights may be available to investors in other Canadian provinces.

Enforcement of Legal Rights

      We are organized under the laws of the State of Maryland in the United States of America. All, or substantially all, of our directors and officers, and the experts named herein, may be located outside of Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon us or such persons. All or a substantial portion of our assets or the assets and such other persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against us or such persons in Canada or to enforce a judgment obtained in Canadian courts against us or such persons outside of Canada.

Language of Documents

      Upon receipt of this document, you hereby confirm that you have expressly requested that all documents evidencing or relating in any way to the sale of the securities described herein (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la réception de ce document, vous confirmez par les présentes que vous avez expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit á la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d’achat ou tout avis) soient rédigés en anglais seulement.

LEGAL MATTERS

      Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Ballard Spahr Andrews & Ingersoll, LLP, Maryland. Certain other legal matters will be passed upon for us by Gibson, Dunn & Crutcher LLP and Schulte Roth & Zabel LLP. Gibson, Dunn & Crutcher LLP and Schulte Roth & Zabel LLP also represent our manager. Certain legal matters in connection with the offering will be passed upon for the underwriters by Wilmer Cutler Pickering LLP.

AVAILABLE INFORMATION

      We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

      Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT AUDITORS

      [                    ]

STATEMENT OF ASSETS AND LIABILITIES

as of [          ], 2004

ASSETS
Cash	$	[ ]
Total Assets	$	[ ]

LIABILITIES
Accrued organizational expenses	$	[ ]
Net assets ([ ] shares of beneficial interest issued and outstanding; [ ] shares authorized)	$	[ ]
Net asset value per share

Notes

[          ]

      You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information or information different from that contained in this prospectus. You must not rely on any unauthorized information or representations. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is current only as of its date, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock.

      Until [          ], 2004, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[                ] Shares

Gleacher Investment Corporation
Common Stock

PROSPECTUS

                        , 2004

LEHMAN BROTHERS

GLEACHER INVESTMENT CORPORATION

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

      (1) Financial Statements

The following statements of Gleacher Investment Corporation (the “Company” or the “Registrant”) are included in Part A of this registration statement:

Page

Balance Sheet dated , 2004**	F-
[Statement of Operations, for the period from Inception, , 2004, through , 2004]**	F-
[Statement of Changes in Net Assets, for the period from Inception, , 2004, through , 2004]**	F-

      (2) Exhibits

(a)	Amended Articles of Incorporation*
(b)	Bylaws**
(c)	Not Applicable
(d)	Form of Stock Certificate**
(e)	Dividend Reinvestment Plan**
(f)	Not Applicable
(g)	Investment Advisory and Management Agreement between Registrant and Gleacher Investment Management LLC**
(h)	Form of Underwriting Agreement**
(i)	Not Applicable
(j)	Custodian Agreement**
(k)(1)	Administration Agreement between Registrant and Gleacher Investment Administration LLC**
(k)(2)	Transfer Agency and Service Agreement between Registrant and [ ]**
(k)(3)	License Agreement between Registrant and Gleacher Investment Management LLC**
(l)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP, special Maryland counsel for Registrant**
(m)	Not Applicable
(n)	Consent of independent auditors for Registrant**
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Codes of Ethics for Registrant and Gleacher Investment Management LLC**

*	Filed herewith.

**	To be filed by amendment.

Item 25.	Marketing Arrangements

      The information contained under the heading “Underwriting” on page [     ] of this registration statement is incorporated herein by reference.

Item 26.	Other Expenses of Issuance and Distribution

Commission registration fee		$63,350
The Nasdaq National Market Listing Fee	*
NASD filing fee	*
Accounting fees and expenses	*
Legal fees and expenses	*
Printing and engraving	*
Miscellaneous fees and expenses	*
Total	*

*	To be filed by amendment.

     All of the expenses set forth above shall be borne by the Registrant.

Item 27.	Persons Controlled By or Under Common Control

      Immediately prior to this offering, Gleacher Investment Management LLC, a Delaware limited liability company, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Gleacher Investment Management LLC’s share ownership is expected to represent less than 1% of the common stock outstanding.

Item 28.	Number of Holders of Securities

      The following table sets forth the approximate number of record holders of the Registrant’s common stock as of                     , 2004.

Number of
Title of Class	Record Holders

Common stock, $0.001 par value	[ ]

Item 29.     Indemnification

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

      The Registrant’s charter and bylaws will require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also will permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

      The investment advisory and management agreement will provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Gleacher Investment Management LLC, our manager, and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the investment advisory and management agreement or otherwise as an investment adviser of the Registrant.

      The administration agreement will provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Gleacher Investment Administration LLC, our administrator, and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our administrator’s services under the administration agreement or otherwise as administrator for the Registrant.

      The underwriters’ agreement will provide that each underwriter severally agrees to indemnify, defend and hold harmless the Registrant, its directors and officers, and any person who controls the Registrant within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Registrant or any such person may incur under the Securities Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to the Registrant expressly for use in this registration statement (or in the registration statement as amended by any post-effective amendment hereof by the Registrant) or in the prospectus contained in this registration statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this registration statement or such prospectus or necessary to make such information not misleading.

      Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.     Business and Other Connections of Our Manager

      A description of any other business, profession, vocation or employment of a substantial nature in which our manager, and each managing director, director or executive officer of our manager, is or has been during the past two calendar years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the section entitled “Management.” Additional information regarding our manager and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63146), and is incorporated herein by reference.

Item 31.     Location of Accounts and Records

      All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Gleacher Investment Corporation, 660 Madison Avenue, New York, New York; 10021;

(2) the Transfer Agent, [ ];

(3) the Custodian; and

(4) our manager, Gleacher Investment Management LLC, 660 Madison Avenue, New York, New York, 10021.

Item 32.     Management Services

      Not Applicable.

Item 33.     Undertakings

      1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

      2. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 11th day of May, 2004.

GLEACHER INVESTMENT CORPORATION

By: /s/ JEFFREY H. TEPPER

Name: Jeffrey H. Tepper
Title: President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 11, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ EMIL W. HENRY, JR. Emil W. Henry, Jr.	Director and Chairman of the Board (principal executive officer)

/s/ JEFFREY H. TEPPER Jeffrey H. Tepper	Director, President and Chief Executive Officer (principal financial and accounting officer)

EXHIBIT INDEX

(a)	Amended Articles of Incorporation*
(b)	Bylaws**
(c)	Not Applicable
(d)	Form of Stock Certificate**
(e)	Dividend Reinvestment Plan**
(f)	Not Applicable
(g)	Investment Advisory and Management Agreement between Registrant and Gleacher Investment Management LLC**
(h)	Form of Underwriting Agreement**
(i)	Not Applicable
(j)	Custodian Agreement**
(k)(1)	Administration Agreement between Registrant and Gleacher Investment Administration LLC **
(k)(2)	Transfer Agency and Service Agreement between Registrant and [ ]**
(k)(3)	License Agreement between Registrant and Gleacher Investment Management LLC**
(l)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP, special Maryland counsel for Registrant**
(m)	Not Applicable
(n)	Consent of independent auditors for Registrant**
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics for Registrant and Gleacher Investment Management LLC**

*	Filed herewith.

**	To be filed by amendment.